UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A
(RULE 14A-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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☐ Preliminary Proxy Statement

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☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12

Jewett-Cameron Trading Company Ltd.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a–6(i)(1) and 0–11

JEWETT-CAMERON TRADING COMPANY LTD.
32275 NW Hillcrest
P.O. Box 1010
North Plains, Oregon 97133 USA
Telephone (503) 647-0110
Facsimile (503) 647-2272

NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS
TO BE HELD AT 10:00 A.M. ON FEBRUARY 21, 2025

The 2025 Annual General Meeting of the Shareholders of Jewett-Cameron Trading Company Ltd. (the "Company") will be held via live video internet conference at https://app.webinar.net/0YZa7Ek8Q4R on Friday, February 21, 2025, at 10:00 a.m. (Pacific Standard Time), for the following purposes:

1.	To receive the audited financial statements of the Company for the year ended August 31, 2024 and the report of the auditors thereon;
2.	To fix the number of directors at nine;
3.	To elect directors for the ensuing year;
4.	To appoint Davidson & Company LLP, Chartered Accountants, as auditors of the Company for the ensuing year and to authorize the directors to fix the auditor's remuneration;
5.	To confirm, ratify and approve all actions of the directors and officers carried out on behalf of the Company during the preceding year;
6.	To vote, on an advisory basis, on the compensation of the Company’s named executive officers as set forth in the Compensation of Executive Officers section of this Proxy Statement and Information Circular;
7.	To consider and, if thought fit, pass an ordinary resolution approving the 2024 Restricted Share Plan of the Company; and
8.	To transact any such other business as may properly be brought before the Meeting or any adjournment thereof.

Please note that, as the Meeting will be held virtually, it is the responsibility of shareholders to ensure that they have a stable connection to participate in the Meeting. No party is liable if a shareholder is unable to access the Meeting.

DATED at Vancouver, British Columbia, this 17th day of January 2025.

By Order of the Board of directors

/s/ Chad Summers

Chad Summers

President, CEO and Director

This Proxy Statement and Information Circular dated January 17, 2025 forms a part of the Annual Report on Form 10-K accompanying this Notice of the Annual General Meeting of Jewett-Cameron Trading Company Ltd. This Proxy Statement and Information Circular contains details of matters to be considered at the Annual General Meeting.

THE ANNUAL GENERAL MEETING WILL BE ONLY HELD VIRTUALLY AND SHAREHOLDERS WILL NOT BE ABLE TO ATTEND THE ANNUAL GENERAL MEETING IN PERSON. ANY SHAREHOLDER WHO WISHES TO ENSURE THAT SUCH SHAREHOLDER'S SHARES WILL BE VOTED AT THE ANNUAL GENERAL MEETING IS REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED FORM OF PROXY, OR ANOTHER SUITABLE FORM OF PROXY, AND DELIVER IT IN ACCORDANCE WITH THE INSTRUCTIONS SET OUT IN THE FORM OF PROXY AND IN THIS INFORMATION CIRCULAR.

Jewett-Cameron Trading Company Ltd.

32275 NW Hillcrest St.
P.O. Box 1010
North Plains, Oregon, USA 97133
Telephone (503) 647-0110
Facsimile (503) 647-2272

INFORMATION CIRCULAR

Scheduled Mail Date: January 27, 2025

In this Proxy Statement and Information Circular, all references to "$" are references to United States dollars and all references to "C$" are references to Canadian dollars. As at January 17, 2025, one Canadian dollar was equal to approximately $0.70 in U.S. Currency.

Solicitation of Proxies

This Proxy Statement and Information Circular (the “Information Circular”) is furnished in connection with the solicitation of proxies by the management of Jewett-Cameron Trading Company Ltd. (the “Company”) for use at the Annual General Meeting of shareholders (the "Shareholders") of the Company (the “Meeting”) to be held via live video internet conference at https://app.webinar.net/0YZa7Ek8Q4R on Friday, February 21, 2025, at 10:00 a.m. (Pacific Standard Time) and any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual General Meeting of Shareholders.

The solicitation of proxies will be primarily by mail, but proxies may be solicited personally or by telephone by directors, officers and regular employees of the Company. All costs of this solicitation will be borne by the Company. The Company has made arrangements for intermediaries to forward solicitation materials to the beneficial owners of the Common Shares of the Company held of record by those intermediaries and the Company may reimburse the intermediaries for reasonable fees and disbursements incurred by them in so doing.

Notice of the Meeting was provided to the securities commissions in each jurisdiction where the Company is a reporting issuer under applicable securities laws.

In this Information Circular, references to the “Company”, “we” and “our” refer to Jewett-Cameron Trading Company Ltd. “Common Shares” means common shares in the authorized share structure of the Company. “Beneficial Shareholders” means shareholders who do not hold Common Shares in their own name and “intermediaries” refers to brokers, investment firms, clearing houses and similar entities that own securities on behalf of Beneficial Shareholders.

Date of Information Circular

Information contained in this Information Circular is given as of January 17, 2025, unless otherwise indicated.

Your vote is important. Whether or not you plan to attend the Meeting, we strongly encourage you to read this Information Circular and submit your proxy or, if applicable, your voting instructions to your broker, trustee, or other nominee as soon as possible

GENERAL PROXY INFORMATION

Proxy Voting Options

If you are a registered shareholder, you may elect to submit a proxy in order to vote whether or not you are able to attend the Meeting. In order to vote by mail, you must complete, date and sign the Proxy and return it to the Company’s transfer agent, Computershare Investor Services Inc., at 8th Floor, 100 University Avenue, Toronto, Ontario, Canada M5J 2Y1, or by fax within North America to 1-866-249-7775 and outside North America to (416) 263-9524, or by telephone to 1-866-732-VOTE (8683) Toll Free or internet at www.investorvote.com, at any time up to and including 10:00 a.m. (Pacific Time) on February 19, 2025.

Appointment of Proxyholders

A shareholder entitled to vote at the Meeting may, by means of a proxy, appoint a proxyholder or one or more alternate proxyholders, who need not be shareholders, to attend and act at the Meeting for the shareholder on the shareholder’s behalf.

The individuals named in the accompanying form of proxy (the “Proxy”) are directors and/or officers of the Company (the “Management Designees”). If you are a shareholder entitled to vote at the Meeting, you have the right to appoint a person, who need not be a shareholder, to attend and act for you and on your behalf at the Meeting other than either of the Management Designees. You may do so either by inserting the name of that other person in the blank space provided in the Proxy or by completing and delivering another suitable form of proxy.

A proxy will not be valid unless the completed, signed and dated form of proxy is delivered to the office of Computershare Investor Services Inc., at 8th Floor, 100 University Avenue, Toronto, Ontario, M5J 2Y1, or by fax within North America to 1-866-249-7775 and outside North America to (416) 263-9524, or by telephone to 1-866-732-VOTE (8683) Toll Free or internet at www.investorvote.com, not less than 48 hours (excluding Saturdays, Sundays and holidays) before the Meeting or the adjournment thereof at which the proxy is to be used.

Exercise of Discretion

The Management Designees named in the proxy will vote or withhold from voting the shares represented thereby in accordance with the instructions of the shareholder on any ballot that may be called for. The proxy will confer discretionary authority on the nominees named therein with respect to:

(a)	each matter or group of matters identified therein for which a choice is not specified other than the appointment of an auditor and the election of directors,
(b)	any amendment to or variation of any matter identified therein, and
(c)	any other matter that properly comes before the Meeting.

In respect of a matter for which a choice is not specified in the proxy, the Management Designees will vote the Common Shares represented by the proxy at their own discretion for the approval of such matter.

As of the date of this Information Circular, management of the Company knows of no amendment, variation or other matter that may properly come before the Meeting, but if any amendment, variation or other matter properly comes before the Meeting, each Management Designee intends to vote thereon in accordance with the Management Designee’s best judgment.

Advice to Beneficial Holders of Common Shares

The information set forth in this section is of significant importance to many shareholders who hold their shares in “street name” (i.e., through a broker, trustee or other nominee). Shareholders should note that only proxies deposited by shareholders whose names appear on the records of the Company as the registered holders of Common Shares can be recognized and acted upon at the Meeting.

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If Common Shares are listed in an account statement provided to a shareholder by a broker, trustee, or other nominee, then in almost all cases those Common Shares will not be registered in the shareholder’s name on the records of the Company. Such Common Shares will more likely be registered under the names of the shareholder’s broker, trustee or other nominee. In the United States, the vast majority of such shares are registered under the name of Cede & Co. as nominee for The Depositary Trust Company (which acts as depositary for many U.S. brokerage firms and custodian banks), and in Canada under the name of CDS & Co. (the registration name for The Canadian Depository for Securities Limited, which acts as nominee for many Canadian brokerage firms).

Intermediaries are required to seek voting instructions from Beneficial Shareholders in advance of shareholders’ meetings unless the Beneficial Shareholders have waived the right to receive meeting materials. Every intermediary has its own mailing procedures and provides its own return instructions to clients, which should be carefully followed by Beneficial Shareholders in order to ensure that their Common Shares are voted at the Meeting.

If you are a Beneficial Shareholder, the form of proxy supplied to you by your broker (or its agent) is similar to the form of proxy provided to registered shareholders by the Company. However, its purpose is limited to instructing the intermediary how to vote on your behalf. The majority of brokers now delegate responsibility for obtaining instructions from clients to Broadridge Communications Solutions Canada (“Broadridge”) in the United States and in Canada. Broadridge mails a voting instruction form in lieu of a proxy provided by the Company. The voting instruction form will name the Management Designees to represent you at the Meeting. You have the right to appoint a person (who need not be a shareholder of the Company), other than the persons designated in the voting instruction form, to represent you at the Meeting. To exercise this right, you should insert the name of the desired representative in the blank space provided in the voting instruction form. The completed voting instruction form must then be returned to Broadridge by mail or facsimile or given to Broadridge by phone or over the internet, in accordance with Broadridge’s instructions. Broadridge then tabulates the results of all instructions received and provides appropriate instructions respecting the voting of Common Shares to be represented at the Meeting. If you receive a voting instruction form from Broadridge, you cannot use it to vote Common Shares directly at the Meeting. It must be returned to Broadridge well in advance of the Meeting in order to have the Common Shares voted.

Although, as a Beneficial Shareholder, you may not be recognized directly at the Meeting for the purposes of voting Common Shares registered in the name of your broker (or agent of your broker), you may attend at the Meeting as proxyholder for your broker and vote the Common Shares in that capacity. If you wish to attend at the Meeting and indirectly vote your Common Shares as proxyholder for your broker or have a person designated by you to do so, you should enter your own name, or the name of the person you wish to designate, in the blank space on the voting instrument form provided to you and return the same to your broker (or your broker’s agent) in accordance with the instructions provided by your broker (or agent), well in advance of the Meeting.

Alternatively, you may request in writing that your broker send you a legal proxy which would enable you, or a person designated by you, to attend at the Meeting and vote your Common Shares.

Revocability of Proxies

In addition to revocation in any other manner permitted by law, a registered shareholder who has given a proxy may revoke it by either:

(a)	executing a proxy bearing a later date; or
(b)	executing a valid notice of revocation, either of the foregoing to be executed by the registered shareholder or the shareholder’s authorized attorney in writing, or, if the shareholder is a company, under its corporate seal by an officer or attorney duly authorized, and by depositing the proxy bearing a later date with Computershare Investor Services Inc., or at the address of the registered office of the Company at 700 - 401 West Georgia Street, Vancouver, British Columbia, V6B 5A1, at any time up to and including the last business day that precedes the day of the Meeting or, if the Meeting is adjourned, the date that precedes any reconvening thereof, or to the chair of the Meeting on the day of the Meeting or any reconvening thereof, or in any other manner provided by law; or
(c)	by the registered shareholder personally attending the Meeting and voting the registered shareholder’s Common Shares.

A revocation of a proxy will not affect a matter on which a vote is taken before the revocation.

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INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

None of the directors or executive officers of the Company, nor any person who has held such a position since the beginning of the last completed financial year end of the Company, nor any proposed nominee for election as a director of the Company, nor any associate or affiliate of the foregoing persons, has any material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, in any matter to be acted on at the Meeting other than as disclosed herein.

VOTING SECURITIES AND PRINCIPAL HOLDERS OF VOTING SECURITIES

The board of directors (the “Board”) of the Company has fixed January 17, 2025, as the record date (the “Record Date”) for determination of persons entitled to receive notice of the Meeting. Only shareholders of record at the close of business on the Record Date who either attend the Meeting personally or complete, sign and deliver a form of proxy in the manner and subject to the provisions described above will be entitled to vote or to have their Common Shares voted at the Meeting.

The Company is authorized to issue 21,567,564 Common Shares without par value and 10,000,000 preferred shares without par value of the Company. As of Record Date, the Company had outstanding 3,518,119 fully paid and non-assessable Common Shares without par value, each Common Share carrying the right to one vote. The Company has no other classes of voting securities outstanding except the Common Shares.

To the knowledge of the Directors and executive officers of the Company, only the following shareholders owned, directly or indirectly, or exercised control or direction over, shares carrying more than 5% of the outstanding voting rights of the Company:

Shareholder Name	Number of Shares Beneficially Owned, Controlled or Directed, Directly or Indirectly(1)(2)	Percentage of Outstanding Shares
Oregon Community Foundation	1,048,534	29.8%
Comprehensive Financial Planning	393,400	11.2%
(1)	This information was supplied to the Company from insider reports and beneficial ownership reports filed with the SEC as well as SEDI.
(2)	The holdings represent registered and beneficial ownership, and for the purposes hereof, beneficial ownership is presumed where sole voting and dispositive power is declared without disclaiming ownership.

FINANCIAL STATEMENTS

The audited financial statements of the Company for the year ended August 31, 2024, together with the Auditors' Report thereon, will be presented to the shareholders at the Meeting.

In addition, the following documents have been filed with the securities commissions or similar regulatory authority in British Columbia and Ontario and are specifically incorporated by reference into, and form an integral part of, this Information Circular:

(a)	audited financial statements for the year ended August 31, 2024;
(b)	auditors report thereon; and
(c)	management's discussion and analysis for the year ended August 31, 2024.

Copies of documents incorporated herein by reference may be obtained by shareholders upon request and without charge from the Company at P.O. Box 1010, North Plains, Oregon, USA 97133, Attention: Chad Summers, President and CEO. These documents are also available online through the Internet under the Company's SEDAR+ profile, which can be accessed at www.sedarplus.ca, and on EDGAR, which can be accessed at www.sec.gov.

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VOTING PROCEDURE AND MATTERS TO BE VOTED ON AT THE MEETING

Votes Necessary to Pass Resolutions

Except as otherwise described in this Information Circular, a simple majority of affirmative votes cast at the Meeting is required to pass the resolutions described herein. If there are more nominees for election as directors or appointment of the Company's auditor than there are vacancies to fill, those nominees receiving the greatest number of votes will be elected or appointed, as the case may be, until all such vacancies have been filled. If the number of nominees for election or appointment is equal to the number of vacancies to be filled all such nominees will be declared elected or appointed by acclamation.

Quorum

A quorum for the transaction of business at the Meeting is at least two persons who are, or who represent by proxy, shareholders who, in the aggregate, hold at least 5% of the issued shares entitled to be voted at the Meeting.

Broker Non-Votes

Broker non-votes occur when a person holding shares through a bank or brokerage account does not provide instructions as to how their shares should be voted and the broker does not exercise discretion to vote those shares on a particular matter. Broker non-votes will be included in determining the presence of quorum at the Meeting. Under rules that govern these matters, regardless of the exchange on which the company is listed on, brokers have the discretion to vote on matters considered to be “routine,” but not on matters considered to be “non-routine.” Under applicable rules, we believe the election of directors, the advisory say-on-pay vote and the vote to approve the 2024 Rights Plan, will be considered non-routine matters, while the ratification of the appointment of the Company’s independent registered public accounting firm will be considered a routine matter. Accordingly, brokers will not have discretionary authority to vote shares held in street name on the election of directors, the advisory say-on-pay vote and the approval of the 2024 Rights Plan. In the event you do not provide your broker with voting instructions on these matters, a broker non-vote will occur. Brokers will have discretionary authority to vote shares held in street name on the ratification of the appointment of the Company’s independent registered public accounting firm if they have not received voting instructions from you and such shares will accordingly be considered present for purposes of determining the existence of a quorum.

Matters of business to be voted on at the Meeting and the Board’s recommendation

Proposal 1 - Fix the Number of Directors

This resolution sets the number of directors at nine to sit on the Board for the ensuing year. You may vote “for” or “against.” The Board recommends a vote “FOR” this proposal.

Proposal 2 - Election of Directors

Directors must be elected by a majority of the votes present at the Meeting and entitled to be cast in the election. You may vote “for” or “withhold” with respect to any individual director or all directors. The Board recommends a vote “FOR” all director nominees.

Proposal 3 - Ratification of the Appointment of the Auditors

The appointment of the auditors is ratified if a majority of the votes present at the Meeting vote “for” the proposal. You may vote “for” or “withhold.” The Board recommends a vote “FOR” this proposal.

Proposal 4 - Acts and Deeds of Directors and Officers

All actions of the directors and officers carried out on behalf of the Company during the preceding year will be approved, if a majority of the votes present at the Meeting vote “for” the proposal. You may vote “for” or “against.” The Board recommends a vote “FOR” this proposal.

Proposal 5 - Advisory Vote on the Approval of Executive Compensation

Approval, on an advisory basis, of the compensation of the Company’s named executive officers as set forth in the Compensation of Executive Officers section of this Proxy Statement and Information Circular if a majority of the votes present at the Meeting vote “for” the proposal. You may vote “for” or “against.” The Board recommends a vote “FOR” this proposal.

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Proposal 6 - Adoption and Ratification of the Restricted Share Plan

The adoption and ratification of the Company’s 2024 Restricted Share Plan requires the “disinterested shareholder approval” being the majority of the holders of the Common Shares, present at the Meeting. You may vote “for” or “against.” The Board recommends a vote “FOR” this proposal.

Proposal 7 - Voting on Permitted Amendments or Variations of and any Other Matter that properly comes before the Meeting

Any permitted amendments to or variations of and the approval of any other matters that may be submitted at the Meeting will be approved, if a majority of the votes present at the Meeting vote “for” the proposal. You may vote “for” or “against.”

Proxyholders

Common Shares for which the proxy is properly executed and returned will be voted upon at the Meeting in accordance with the directions noted thereon or, in the absence of directions, will be voted as follows: 1) "FOR" the fixing of the number of directors at nine; 2) "FOR" the election of each of the nominees to the Board that are named in this Information Circular; 3) "FOR" the ratification to appoint Davidson & Company LLP, Chartered Accountants as independent auditors of the Company for the ensuing financial year ending August 31, 2025; 4) "FOR" the approval of all acts, deeds and business done by, and proceedings of, the directors and officers of the Company on behalf of the Company during the preceding year; 5) “FOR” the approval of executive compensation; 6) “FOR” the approval of the 2024 Restricted Share Plan; 7) “FOR” the approval of any permitted amendments to or variations of any matter or other business as may properly come before the Meeting. It is not expected that any matters other than those referred to in this Information Circular will be brought before the Meeting. If, however, other matters are properly presented, the persons named as Proxyholders will vote in accordance with their discretion with respect to such matters.

PARTICULARS OF MATTERS TO BE ACTED UPON

PROPOSAL ONE: FIX NUMBER OF DIRECTORS
PROPOSAL TWO: ELECTION OF DIRECTORS

The Board currently consists of nine directors. Management proposes to fix the number of directors of the Company at nine and to nominate the persons listed below for election as directors.

Recommendation of the Board

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” FIXING THE NUMBER OF DIRECTORS AT NINE AND A VOTE “FOR” NINE MANAGEMENT NOMINEES FOR THE BOARD OF DIRECTORS OF THE COMPANY UP AND UNTIL THE CONCLUSION OF THE NEXT ANNUAL GENERAL MEETING OF SHAREHOLDERS.

The term of office of each of the current directors currently ends at the conclusion of the Meeting. Unless the director's office is earlier vacated in accordance with the provisions of the British Columbia Business Corporations Act or the Articles of the Company, each director elected will hold office until the conclusion of the next annual general meeting of the Company, or, if no director is then elected, until a successor is elected.

Management does not contemplate that any of the nominees will be unable to serve as a director. In the event that prior to the Meeting any vacancies occur in the slate of nominees herein listed, it is intended that discretionary authority shall be exercised by the person named in the proxy as nominee to vote the Common Shares represented by proxy for the election of any other person or persons as directors.

The election of a director requires the affirmative vote of a plurality of the Common Shares present or represented and entitled to vote at the Meeting.

The following table sets out the names of the director nominees; their positions and offices in the Company; principal occupations; the period of time that they have been directors of the Company; and the number of Common Shares of the Company which each beneficially owns or over which control or direction is exercised as of the Record Date. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options or convertible securities held by that person that are currently exercisable or convertible, or exercisable or convertible within 60 days of the Record Date, are deemed outstanding. Such shares, however, are not deemed outstanding for the purposes of computing the percentage ownership of any other person. The percentage of beneficial ownership is based on 3,518,119 shares of common stock issued and outstanding as of the Record Date.

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Nominee Position with the Company and Province/State and Country of Residence	Occupation, Business or Employment(2)	Director of the Company Since	Committee Membership	Common Shares Beneficially Owned, Directly or Indirectly, or Over Which Control of Direction is Exercised(1)
charles hopewell Director and Board Chair Oregon, USA	Mr. Hopewell has been a director of the Company since February 2017. He also served as President, CEO and Interim CFO of the Company from February 2017 to January 1, 2022. He has also served as CEO of Sunset Manufacturing Inc. from 2012 to 2016 and Chief Operating Officer of Aluminute Corporation from 2006 to 2012.	February 9, 2017	Audit Committee	19,828

Chris karlin Director Oregon, USA	Mr. Karlin has been a director of the Company since December 2018. He is a retired Senior Vice President and Manager of U.S. Bank’s National Government Banking Division from 2005 to 2014. He joined U.S. Bank in 1993 as a Relationship Manager in the National Corporate Division. He has also served as a Regional Manager for the Treasury Management Division in Minneapolis.	December 26, 2018	Audit and Compensation Committee	650

Sarah johnson Director Oregon, USA	Ms. Johnson has been a director of the Company since July 2017. She is currently Global Raw Materials Planning Manager at Columbia Sportswear. Previously, she served as Global Buying Manager beginning in May 2014, the Business Process Analyst III - Functional Lead from April 2013 to April 2014 and prior to that was a Business Process Analyst II from November 2010 to April 2013 for Columbia Sportswear.	July 24, 2017	Compensation Committee	650

Geoffrey Guilfoy Director Oregon, USA	Mr. Guilfoy has been a director of the Company since August 2019. He was also previously a director of the Company from May 2017 to December 2018. Mr. Guilfoy has been a management consultant for over 42 years.	August 8, 2019	Audit and Compensation Committee	650

MICHELLE WALKER Director Oregon, USA	Ms. Walker has been a director of the Company since June 2021. She was previously CEO of Sock It to Me, Inc. She also held several senior positions with PepsiCo, including Senior Director and General Manager of the Lays and Ruffles brands.	June 4, 2021	Governance Committee	325

CHAD SUMMERS Director, President and CEO Oregon, USA	Mr. Summers has been a director of the Company since November 2022. He joined the Company in 2019, and has also been the President of the Company since May 2021 and CEO of the Company since January 1, 2022.	November 6, 2022	None	16,068

MIKE HENNINGSEN Director Washington, USA	Mr. Henningsen has been a director of the Company since December 2022. From 1999 to 2018, he was Chairman & President of Henningsen Cold Storage headquartered in Hillsboro Oregon with logistics facilities in six states. He currently serves on the Boards of Parr Lumber Company, Willamette Windows, and the Southwest Washington Chapter of the American Red Cross.	December 9, 2022	Governance Committee	175

SUBRIANA PIERCE California, USA	Ms. Pierce was named a Director in December 2023. She is currently Senior Vice President, Sales with C.A. Fortune and serves on the Board of the California Grocers Association. Previously, she launched food brokerage Navigator Sales and Marketing which was acquired by C.A. Fortune in July 2023. She also served in various sales and marketing roles for PepsiCo/Frito Lay and Albertsons.	December 14, 2023	Governance Committee	75

Ian WENDLER Oregon, USA	Mr. Wendler was named a Director in December 2023. He is currently Vice President and General Manager of Americas at Dover Corporations Vehicle Service Group (VSG). He previously held executive roles from Operations, to Engineering, to Marketing, and Business across Dover operating companies supporting OEM Automotive, Government, Industrial, Consumer, and Aftermarket segments in Engineered Products. Before joining Dover, he held Engineering and Management roles with RadiSys in Telecommunications and Gaming.	December 14, 2023	Audit Committee	75

(1)	The number of shares beneficially owned by the proposed nominees for directors, directly or indirectly, is based on information furnished by Computershare Investor Services Inc., the registrar and transfer agent of the Company, by the nominees themselves or from insider reports available on EDGAR at www.sec.gov.
(2)	The information as to principal occupation, business or employment and Common Shares beneficially owned or controlled is not within the knowledge of the management of the Company and has been furnished by the respective nominees. Each nominee has held the same or a similar principal occupation with the organization indicated or a predecessor thereof for the last five years unless otherwise indicated.

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Biographies

Charles E. Hopewell has over 36 years of experience in senior management positions with manufacturing companies, including serving as CEO of Sunset Manufacturing Inc and COO of Aluminite Corporation. In his past positions as COO or CEO, he has been involved in all organizational aspects, including sales and marketing, plant and equipment, personnel, and finance. He received a degree in Finance from the University of Oregon and an MBA from Willamette University’s Atkinson School of Management. Mr. Hopewell has also worked extensively in local and statewide workforce policy and K-12 CTE education at a Board level and continues his involvement with the Oregon CTE/STEM Employer Coalition as well as the local school district.

Chris Karlin began his banking career in 1980 culminating as the Senior Vice President and Manager of U.S. Bank’s National Government Banking Division from 2005 to 2014 and was responsible for the strategic vision of the group. He joined U.S. Bank in 1993 as a Relationship Manager in the National Corporate Division. He has also served as a Regional Manager for the Treasury Management Division in Minneapolis and had been with Government Banking since 2001, managing many parts of the Division. Prior to joining U.S. Bank, Chris was with Mitsubishi Bank, serving as Group Manager in its Chicago and Columbus offices, focusing on public finance and large corporate markets. Chris is a past Chair of the Oregon Bankers Association, serves as the Adviser for its Leadership Program and serves on the Board of the OBA's Education Foundation. Chris has degrees in Economics and Finance from Fort Hays State University (Kansas) and a Master of International Management from the Thunderbird School of International Management (Arizona).

Sarah Johnson has significant experience in global supply chain operations, management and best practices, including the planning and implementation of improvements to both the manufacturing and supply processes. She currently serves as a manager at Columbia Sportswear where she leads the planning functions for their emerging brands within Columbia's portfolio. Previously, she served as the Global Buying Manager and as a Business Process Analyst and Senior Global Buyer at Columbia, which included working with international vendors, principally in Asia and Canada. She also supports various local and international organizations and current and future women leaders. Ms. Johnson is a graduate of Gonzaga University in Spokane, Washington.

Geoffrey Guilfoy is a management consultant with over 42 years of experience, including over 21 years in management consulting, 17 years in State Government management, and an additional 4 years in the private and non-profit sectors. Prior to founding Lumen Leaders LLC in 2013, he was the partner in charge of the management consulting group at AKT LLP, a regional CPA and business consulting firm. For 28 years, he was an Executive Professor at Willamette University’s Atkinson Graduate School of Management teaching courses on management consulting, nonprofit management, and government. He currently serves on the Board of Directors of Medical Teams International and is a former National Board Member of the Institute of Management Consultants USA, and a former Board Member of CoServe International. He has a Bachelor of Science, Management (Accounting) from San Jose State University and an MBA from Willamette University.

Michelle Walker is a business strategist in Portland with experience in brand development, organizational alignment, and building consumer brands, including both B2B and B2C businesses. Previously, she was CEO of Sock It to Me, Inc., a sock and underwear brand. She also held several senior positions with PepsiCo, including Senior Director and GM of the Lays and Ruffles brands where her responsibility included business strategy, brand positioning, product development, and sales strategy. Prior to joining PepsiCo, she was a Senior Consultant in Valuation Services with PricewaterhouseCoopers where she led business analysis and valuations for both business clients and Real Estate Investment Trusts. She received her bachelor’s degree in Economics and Psychology from the University of California, San Diego, and an MBA from the University of Texas McComb School of Business.

Chad Summers originally joined the Company in October 2019. He was appointed President in May 2021, CEO in January 2022, and was named a Director in November 2022. His prior experience includes participation in start-up ventures in both product and service industries and has a strong background in leadership, consulting, and support. He co-owned and led an international lumber brokering business similar to Jewett-Cameron’s Greenwood division. This experience provided him the opportunity to oversee and actively manage suppliers in China and throughout SE Asia. He also built a successful consulting practice dedicated to growing manufacturers in association with a west coast regional accounting firm which allowed him the opportunity to establish a deep network of manufacturers, professional services and support connections regionally. He received his bachelor’s degree in Business Administration through the University of Puget Sound’s specialized Business Leadership Program with an emphasis on International Business.

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Mike Henningsen has extensive experience in operations and logistics. From 1999 to 2018, Mr. Henningsen was Chairman & President of Henningsen Cold Storage, a fourth-generation family business founded in 1923 headquartered in Hillsboro Oregon with logistics facilities in six states. During this period, he also held a number of positions with the International Association of Refrigerated Warehouses (IARW), including Chairman in 2008-2009. Prior to joining the family business, he served as a business banker with Wells Fargo. Mr. Henningsen received both his Bachelors of Science in Business Management and his MBA from the University of Oregon. He currently serves on the Boards of Parr Lumber Company, Willamette Windows, and the Southwest Washington Chapter of the American Red Cross. He also serves as an advisor to the Professional Benefit Services Board in Salem and on the Board of Trustees of Pacific University in Forest Grove, Oregon and the Columbia River Maritime Museum in Astoria, Oregon.

Subriana Pierce is a visionary leader in the food and beverage industry with over 25 years of experience in senior leadership in both the grocery channel and Consumer Packaged Goods industry. She currently serves as Senior Vice President, Sales with C.A. Fortune, a national Consumer Brands Agency. After serving in various sales and marketing roles with PepsiCo/Frito Lay, she became SVP of Sales and Merchandising for Albertsons Southern California. After leaving Albertson’s, she launched food brokerage Navigator Sales and Marketing which was acquired by C.A. Fortune in July 2023. She also currently serves on the Board of Directors for the California Grocers Association. Subriana has a Bachelors in Economics from Spelman College and an MBA in Marketing from University of Chicago Booth.

Ian Wendler is a customer focused innovation, strategy and product development leader. He is currently Vice President and General Manager of Americas at Dover Corporations Vehicle Service Group (VSG). He previously held executive roles from Operations, to Engineering, to Marketing, and Business across Dover operating companies supporting OEM Automotive, Government, Industrial, Consumer, and Aftermarket segments in Engineered Products. Before joining Dover, he held Engineering and Management roles with RadiSys in Telecommunications and Gaming. He is accepted into Oregon State University’s Council of Outstanding Early Career Engineers, is an Industry Advisor, and prior Chairman of MECOP.

All of the proposed directors are residents of the United States of America.

Involvement in Certain Legal Proceedings

To the knowledge of the Company, no proposed director is, or has, within the 10 years before the date of this Information Circular, been a director, chief executive officer or chief financial officer of any company that,

(a)	was subject to an order that was issued while the proposed director was acting in the capacity as director, chief executive officer or chief financial officer; or
(b)	was subject to an order that was issued after the proposed director ceased to be a director, chief executive officer or chief financial officer and which resulted from an event that occurred while that person was acting in the capacity as director, chief executive officer or chief financial officer.

To the knowledge of the Company, no proposed director of the Company was, as at the date of the Information Circular, or has been within 10 years before the date of the Information Circular, a director or executive officer of any company (including Jewett-Cameron Trading Company Ltd.) that, while that person was acting in that capacity, or within a year of that person ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets.

No proposed director of the Company has, within the 10 years before the date of the information circular, become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or become subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold the assets of the proposed director.

No proposed director of the Company has been subject to (i) any penalties or sanctions imposed by a court relating to securities legislation or by a security regulatory authority or has entered into a settlement agreement with a securities regulatory authority, or (ii) any penalties or sanctions imposed by a court or regulatory body that would likely be considered important to a reasonable securityholder in deciding whether to vote for that proposed director.

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SECURITY OWNERSHIP OF MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of the Company's common shares as of January 17, 2025 by:

(i)	each director of the Company;
(ii)	each of the Named Executive Officers of the Company; and
(iii)	all directors and executive officers as a group.

Except as noted below, the Company believes that the beneficial shareholders of the Common Shares listed below, based on information furnished by such shareholders, have sole voting and investment power with respect to such Common Shares. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options or convertible securities held by that person that are currently exercisable or convertible, or exercisable or convertible within 60 days of the Record Date, are deemed outstanding. Such shares, however, are not deemed outstanding for the purposes of computing the percentage ownership of any other person. The percentage of beneficial ownership is based on 3,518,119 shares of common stock issued and outstanding as of the Record Date.

Name and Address of Beneficial Owner	Shares Beneficially Owned(1)	Percentage of Shares Beneficially Owned
Charles hopewell Director and Board Chair Oregon, USA	19,828	0.56%
Chris Karlin Director Oregon, USA	650	0.02%
Sarah johnson Director Oregon, USA	650	0.02%
GEOFFREY GUILFOY Director Oregon, USA	650	0.02%
MICHELLE WALKER Director Oregon, USA	325	0.01%
MIKE HENNINGSEN Director Washington State, USA	175	<0.01%
CHAD SUMMERS Chief Executive Officer, President and Director Oregon, USA	16,068	0.46%
MITCH VAN DOMELEN Chief Financial Officer and Corporate Secretary Oregon, USA	5,897	0.17%
SUBRIANA PIERCE Director California, USA	75	<0.01%
IAN WENDLER Director Oregon, USA	75	<0.01%
All officers and directors (10 persons)	44,393	1.26%

(1)	Based on information obtained from publicly filed insider reports and from the Company.

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SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors, executive officers and persons who own more than 10% of a registered class of the Company's securities to file with the SEC initial reports of ownership and reports of changes in ownership of Common Shares and other equity securities of the Company. Directors, executive officers and greater than 10% shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports they file.

To the best of the Company's knowledge, based solely on a review of the Forms 3, Forms 4 and Forms 5, furnished to it during its most recently completed financial year, the Company believes that during the financial year ended August 31, 2024, its directors, executive officers and greater than 10% shareholders complied with all Section 16(a) filing requirements of the Securities Exchange Act of 1934 except for one Form 3 report for a newly appointed Director that failed to be filed on a timely basis.

DIRECTORS AND EXECUTIVE OFFICERS

The following table contains information regarding the members and nominees of the Board and the Executive Officers of the Company as of the Record Date:

Name	Age	Position	Position Held Since
Charles Hopewell	68	Director Board Chair	February 2017 January 2022
Geoffrey Guilfoy	74	Director	August 2019
Sarah Johnson	45	Director	July 2017
Chris Karlin	63	Director	December 2018
Michelle Walker	50	Director	June 2021
Chad Summers	51	Chief Executive Officer President Director	January 2022 May 2021 November 2022
Mike Henningsen	62	Director	December 2022
Mitch Van Domelen	43	Chief Financial Officer Corporate Secretary	January 2022 December 2022
Subriana Pierce	58	Director	December 2023
Ian Wendler	49	Director	December 2023

All of the officers and nominated directors identified above have consented to act as officers and/or directors of the Company.

RELATIONSHIPS AMONG DIRECTORS OR EXECUTIVE OFFICERS

There are no family relationships amongst any of the existing directors or executive officers of the Company.

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BOARD OF DIRECTORS MEETINGS AND AUDIT COMMITTEE

During the fiscal year ended August 31, 2024, the Board held ten meetings and the Audit Committee held five meetings. All other matters which required board approval were unanimously consented to in writing by all of the directors of the Company. All of the members of the Board attended at least 75% of all Board meetings and meetings of the committees on which they served in fiscal 2024.

Audit Committee

National Instrument 52-110 of the Canadian Securities Administrators (“NI 52-110”) requires the Company to disclose annually in its Information Circular certain information concerning the constitution of its audit committee (the “Audit Committee”) and its relationship with its independent auditors, as set forth below.

The Board has established an Audit Committee. The Audit Committee reports directly to the Board. The functions performed on behalf of the Board by the Audit Committee are summarized below.

The Audit Committee is responsible for recommending the appointment of independent accountants; reviewing the arrangement for and scope of the audit by the independent accountants; reviewing the independence of the independent accountants; considering the adequacy of the system of internal accounting controls and reviewing any proposed corrective actions; reviewing and monitoring the Company's policies relating to ethics and conflicts of interests and discussing with management and the independent accountants the draft of annual and quarterly financial statements and other key accounting and/or reporting matters.

Charter

The Company has adopted a charter (the “Charter”) of the Audit Committee of the Board, which is attached as Schedule “A” to this Information Circular.

Composition

The current members of the Audit Committee are Geoffrey Guilfoy (Chair), Charles Hopewell, Chris Karlin, and Ian Wendler, all of whom are considered to be independent directors under the Exchange Act and the Nasdaq listing standards. All members of the Audit Committee must also meet the "independence" tests under National Instrument 52-110 Audit Committees ("NI 52-110"). Within the meaning of NI 52-110, all of the members of the Audit Committee are considered to be financially literate.

Audit Committee Financial Expert

Mr. Gilfoy qualifies as an “audit committee financial expert” as that term is defined in Item 407(d) of Regulation S-K under the Securities Exchange Act of 1934 (the “Exchange Act”). The designation of members of the Audit Committee as “audit committee financial experts” does not impose on those members any duties, obligations, or liabilities that are greater than are generally imposed on them as members of the Audit Committee and the Board, and does not affect the duties, obligations, or liabilities of any other member of the Audit Committee or the Board.

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Audit Committee Report

In the course of its oversight of the Company's financial reporting process, the directors have: (1) reviewed and discussed with management the audited financial statements for the year ended August 31, 2024; (2) received the auditor's report from Davidson & Company LLP, Chartered Accountants, independent auditors, on the matters required to be discussed by Statement on Auditing Standards No. 61, “Communications with Audit Committees”; (3) received the written disclosures and the letter from the auditors required by Independence Standards Board Statement No. 1, “Independence Discussions with Audit Committee”; and (4) considered whether the provision of non-audit services by the auditors is compatible with maintaining their independence and has concluded that it is compatible at this time.

Based on the Audit Committee's foregoing review and discussions, the Board has concluded that the audited financial statements should be included in the Annual Report on Form 10-K for the year ended August 31, 2024 and filed with the SEC.

Relevant Education and Experience

All of the current members of the Audit Committee have financial experience and have served in senior management positions under which they have faced the breadth and level of complexity of issues which can reasonably be expected to be raised by financial statements of this Company. In such capacities, the members of the Audit Committee have developed an understanding of the accounting principles used by the Company in the preparation of its financial statements and those principles used in connection with the accounting for estimates, accruals and reserves and of internal controls and procedures used in the processes for financial reporting. See "Biographies".

Audit Committee Oversight

At no time since the commencement of the Company's most recently completed financial year was a recommendation of the Audit Committee to nominate or compensate an external auditor not adopted by the Board of Directors.

Pre-Approval Policies and Procedures

The Audit Committee has adopted specific policies and procedures for the engagement of non-audit services as described in the Company’s Audit Committee Charter.

Reliance on Certain Exemptions

At no time since the commencement of the Company's most recently completed financial year has the Company relied on the exemption in Section 2.4 of NI 52-110 (De Minimis Non-Audit Services), or an exemption from NI 52-110, in whole or in part, granted under Part 8 of NI 52-110.

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COMPENSATION OF EXECUTIVE OFFICERS

Compensation Discussion and Analysis

Compensation Committee

The Compensation Committee is currently composed of members Sarah Johnson, Chris Karlin (Chair) and Geoffrey Guilfoy. All of the members are "independent directors" as defined under applicable Canadian and U.S. securities laws and Nasdaq listing standards at the relevant times. The Board has adopted a written charter for the Compensation Committee, which is periodically reviewed. The charter is available on our website, www.jewettcameron.com, under “Corporate Governance – Governance Documents.” The Compensation Committee met three times in fiscal 2024. At times, the Compensation Committee meets in executive session without management present. There were no interlocks among any members of the Compensation Committee and any of our executive officers in fiscal 2024.

The Compensation Committee is responsible for the following:

•	overseeing and evaluating our overall compensation structure, policies and programs, and assessing whether they establish appropriate incentives and leadership development opportunities and whether they encourage unnecessary and excessive risk;
•	reviewing corporate goals relevant to the compensation for executives, including our President and Chief Executive Officer, and evaluating performance in light of those goals; and reviewing, approving and (where appropriate) recommending for the approval of the full Board the compensation arrangements for executives, including our President and Chief Executive Officer;
•	reviewing and making recommendations to the Board regarding incentive compensation and equity-based plans; and approving any other compensation plans for which shareholder approval is not required;
•	administering our stock incentive plan and annual non-equity incentive compensation program;
•	reviewing senior management selection, overseeing succession planning, and reviewing leadership development, and reviewing whether compensation and other programs promote such development; and
•	reviewing the results of advisory votes on executive compensation and making recommendations to the Board regarding appropriate responses, as appropriate, and making recommendations to the Board on the frequency of such votes.

As in prior years, judgments regarding executive compensation for fiscal 2024 have been primarily based upon the Board's assessment of each executive officer’s leadership performance and their potential to enhance long-term shareholder value. The Board relied mostly on each director's business acumen and was not bound by rigid guidelines, formulas or short-term changes in the share price when determining the amount and mix of elements regarding compensation payable for each executive officer.

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Key factors that affect the Board’s overall decision include the nature and scope of the executive officers’ responsibilities, their effectiveness in leading the Company's initiatives to increase customer and shareholder value as well as productivity and growth, ensure compliance with applicable state and federal laws and the ethics policies of the Company.

Based on all these factors, which the Board considers relevant in making its determination of compensation payable, and in light of the Company's strong financial and operating performance, the Board believes it has been in the shareholders’ best and long-term interests of the Company to ensure that the overall level of salary is commensurate with overall performance and in keeping with the Company's ability to retain key members of the management team.

The Board’s decisions concerning specific elements of fiscal 2024 compensation for individual executive officers, including the Chief Executive Officer, includes consideration of the executive officer's level of responsibility, their overall performance and current salary. As noted above, in all cases, the specific decisions involving the fiscal 2024 executive officer's compensation are ultimately based upon the Board’s judgment about an individual executive officer’s performance, their potential for future contributions and, more importantly, whether each particular payment or award provides an appropriate incentive and recompense for a performance that will sustain and enhance long-term shareholder value.

Chad Summers’ Fiscal 2025 Compensation Plan for serving as CEO: Base Salary = $300,000; Target Bonus = 50% of Base Salary; Annual Car Allowance = $12,000.

Mitch Van Domelen’s Fiscal 2025 Compensation Plan for serving as CFO: Base Salary = $195,000; Target Bonus = 30% of Base Salary.

Executive Compensation

In this section “Named Executive Officer” or” “NEO means the chief executive officer (the “CEO"), the chief financial officer (the "CFO") and each of the three most highly compensated executive officers, other than the CEO and CFO, who were serving as executive officers at the end of the most recently completed fiscal year and whose total compensation exceeds C$150,000 as well as any additional individuals for whom disclosure would have been provided except that the individual was not serving as an officer of the Company at the end of the most recently completed financial year end.

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There are no other executive officers of the Company whose total compensation exceeded C$150,000 during the fiscal year ended August 31, 2024 other than the CEO and CFO. The compensation paid to the Named Executive Officers for the three most recently completed financial years of the Company is as set out below:

Summary Compensation Table

Non-equity incentive plan compensation ($)
Name and Principal Position	Year	Salary ($)	Share- based awards ($)	Option- based awards(1) ($)	Annual incentive plans ($)	Long-term incentive plans ($)	Pension value ($)	All other Compensation ($)(2)	Total Compensation ($)(4)

Chad Summers(2) CEO	2024 2023 2022	300,000 295,833 266,667	30,000 30,428 19,500	N/A N/A N/A	17,133 39,572 78,100	Nil Nil Nil	Nil Nil Nil	22,500 20,500 23,100	369,633 386,333 359,767

Mitch Van Domelen(3) CFO & Corporate Secretary	2024 2023 2022	178,333 170,833 167,229	13,375 9,422 6,804	N/A N/A N/A	40,125 50,578 38,696	Nil Nil Nil	Nil Nil Nil	22,500 20,500 19,037	254,333 251,333 231,835

Charles Hopewell(4)(5) Former CEO and Former Interim CFO	2024 2023 2022	N/A Nil 120,781	N/A Nil 528	N/A N/A N/A	N/A Nil 60,000	N/A Nil Nil	N/A Nil Nil	N/A Nil 29,600	N/A Nil 181,309

Michael C. Nasser(2)(6) Former Corporate Secretary	2024 2023 2022	N/A N/A 198,000	N/A N/A Nil	N/A N/A N/A	N/A N/A 75,000	N/A N/A Nil	N/A N/A Nil	N/A N/A 14,400	N/A N/A 287,400

(1)	The fair value of the option-based awards was determined on the grant date using the Black-Scholes option pricing model. The Company uses the Black-Scholes option pricing model because it is a widely used and generally accepted method of estimating the fair value of stock options for accounting purposes.
(2)	Chad Summers is a current director of the Company but has received no compensation for services as a director.
(3)	Mitch Van Domelen was appointed CFO on January 1, 2022 and was appointed to the additional position of Corporate Secretary effective December 31, 2022.
(4)	All other compensation for each Named Executive Officer is contributions made on their behalf to the 401(k) Plan.
(5)	Share-based awards for Charles Hopewell for fiscal 2022 are shares issued under the Company’s Restricted Share Plan and is for his service as a Director. Mr. Hopewell resigned as CEO and Interim CFO on January 1, 2022.
(6)	Mr. Nasser resigned as Corporate Secretary effective December 31, 2022.

There was no other compensation paid to the Named Executive Officers during the most recently completed financial year ended August 31, 2024 except for the contributions to each Officer’s 401(k) Plan as disclosed above.

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Outstanding Share-Based Awards and Option-Based Awards

The following tables provide information regarding all share-based and option-based awards outstanding as at August 31, 2024.

	Option-based Awards				Share-based Awards
Name (a)	Number of securities underlying unexercised options (#) (b)	Option exercise price ($) (c)	Option expiration date (d)	Value of unexercised in-the-money options(1) ($) (e)	Number of shares or units of shares that have not vested (#) (f)	Market or payout value of share-based awards that have not vested ($) (g)
Chad Summers CEO	Nil	N/A	N/A	N/A	9,730	$44,855
Mitch Van Domelen(2) CFO and Corporate Secretary	Nil	N/A	N/A	N/A	5,418	$24,977
(1)	This amount is calculated based on the difference between the market value of the securities underlying the options at the end of the most recently completed financial year, which was $4.61, and the exercise or base price of the option.
(2)	Mitch Van Domelen was appointed CFO on January 1, 2022 and was appointed to the additional position of Corporate Secretary effective on December 31, 2022.

Incentive Plan Awards - Value Vested or Earned During the Year

An "incentive plan" is any plan providing compensation that depends on achieving certain performance goals or similar conditions within a specified period. An "incentive plan award" means compensation awarded, earned, paid or payable under an incentive plan.

Name (a)	Option-based awards – Value vested during the year(1) ($) (b)	Share-based awards – Value vested during the year(2) ($) (c)	Non-equity incentive plan compensation – Value earned during the year ($) (d)
Chad Summers CEO	Nil	$10,583	$17,133
Mitch Van Domelen CFO and Corporate Secretary	Nil	$8,455	4$0,125
(1)	The fair value of the option-based awards was determined on the grant date using the Black-Scholes option pricing model. The Company uses the BlackScholes option pricing model because it is a widely used and generally accepted method of estimating the fair value of stock options for accounting purposes.
(2)	The fair value of the share-based awards was determined using the closing price of the Company’s shares on the NASDAQ Stock Exchange on the grant date.

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Termination of Employment, Change in Responsibilities and Employment Contracts

There are no employment contracts between the Company and the Named Executive Officers except as described under the heading "Management Contracts".

For the fiscal year ended August 31, 2024, there were no other compensatory plans, contracts or arrangements between the Company and any Named Executive Officer, where the Named Executive Officer is entitled to receive more than C$50,000 from the Company, including periodic payments or instalments, in the event of:

(a)	the resignation, retirement or any other termination of employment of the Named Executive Officer’s employment with the Company;
(b)	a change of control of the Company; or
(c)	a change of the Named Executive Officer’s responsibilities following a change in control.

Pension Arrangements

The Company does not have any pension arrangements in place for the Named Executive Officers.

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed the preceding Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board of Directors that such Compensation Discussion and Analysis be included in this Proxy Statement.

Members of the Compensation Committee

Chris Karlin (Chair)

Sarah Johnson

Geoffrey Guilfoy

Compensation of directors

The Company currently has nine directors, one of which is also a Named Executive Officer. For a description of the compensation paid to the Company's Named Executive Officer(s) who also act as directors as at the end of the financial year ended August 31, 2024, see "Summary Compensation Table".

Other than as disclosed elsewhere in this Information Circular, no director of the Company who is not a Named Executive Officer has received, during the most recently completed financial year, compensation pursuant to:

(a)	any standard arrangement for the compensation of directors for their services in their capacity as directors, including any additional amounts payable for committee participation or special assignments;
(b)	any other arrangement, in addition to, or in lieu of, any standard arrangement, for the compensation of directors in their capacity as directors except for the granting of stock options; or
(c)	any arrangement for the compensation of directors for services as consultants or experts.

The Company formerly had an Incentive Stock Option Plan. However, during the second quarter of fiscal 2020, the Board voted to terminate the Plan. As of January 17, 2025, the Company has no stock options outstanding. Under the Restricted Share Plan ratified by disinterested shareholders at the Annual General and Special Meeting held on February 8, 2019, the Company may grant restricted shares to directors, officers, employees and consultants of the Company from time to time.

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The maximum number of restricted shares available for issuance under the Company’s Restricted Share Plan will not exceed 1% of the then issued and outstanding number of common shares of the Company at the time of the grant. As of August 31, 2024, the maximum number of shares available to be issued under the Restricted Share Plan was 16,072. During the year ended August 31, 2024 the Company issued 5,903 common shares (fiscal 2023 – 3,557) to Officers, Directors and Employees under the Restricted Share Plan. 575 (fiscal 2023 - 500) of these shares were issued to Directors without a Restricted Period under the Company’s S-8 Registration Statement filed on December 7, 2020. The remaining 5,328 shares (fiscal 2023 – 3,057) were issued to Officers and Employees and have a three-year Restricted Period.

Director Compensation Table

The compensation paid to the directors, other than the Named Executive Officers, during the Company’s most recently completed financial year is as set out below:

Name (a)	Fees earned ($) (b)	Share-based awards ($) (c)	Option-based awards ($) (d)	Non-equity incentive plan compensation ($) (e)	Pension value ($) (f)	All other compensation ($) (g)	Total ($) (h)
Charles Hopewell	$18,000	$495	$ Nil	$ Nil	$ Nil	$ Nil	$18,495
Geoffrey Guilfoy	$12,000	$495	$ Nil	$ Nil	$ Nil	$ Nil	$12,495
Sarah Johnson	$12,000	$495	$ Nil	$ Nil	$ Nil	$ Nil	$12,495
Chris Karlin	$12,000	$495	$ Nil	$ Nil	$ Nil	$ Nil	$12,495
Michelle Walker	$12,000	$495	$ Nil	$ Nil	$ Nil	$ Nil	$12,495
Mike Henningsen	$12,000	$371	$ Nil	$ Nil	$ Nil	$ Nil	$8,371
Subriana Pierce(1)	$8,000	$ Nil	$ Nil	$ Nil	$ Nil	$ Nil	$8,000
Ian Wendler(1)	$8,000	$ Nil	$ Nil	$ Nil	$ Nil	$ Nil	$8,000
(1)	Ms. Pierce and Mr. Wendler were appointed as directors on December 14, 2023.

Narrative Discussion

Other than amounts already included in the above table, the Company has no arrangements, standard or otherwise, pursuant to which directors are compensated by the Company or its subsidiaries for their services in their capacity as directors, or for committee participation, involvement in special assignments or for services as consultant or expert during the most recently completed financial year or subsequently, up to and including the date of this Information Circular.

The Board of Directors has approved additional compensation for Directors other than Named Executive Officer members under the Company’s Restricted Share Plan. Directors will be granted 25 common shares for each fiscal quarter of service, with the amount earned during the year to be distributed by the end of the first fiscal quarter of the following fiscal year.

In December 2023, the Company issued 575 Common Shares to directors under the Restricted Share Plan. The value of the shares issued was $2,846.

In December 2024, the Company issued 750 Common Shares to directors under the Restricted Share Plan. The value of the shares issued was $3,375.

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Incentive Plan Awards - Outstanding Share-Based Awards and Option-Based Awards

The following table sets forth information concerning all awards outstanding under incentive plans of the Company pursuant to which compensation that depends on achieving certain performance goals or similar conditions within a specified period, at the end of the most recently completed financial year, including awards granted before the most recently completed financial year, to each of the Directors who are not Named Executive Officers:

	Option-based Awards				Share-based Awards
Director Name (a)	Number of securities underlying unexercised options (#) (b)	Option exercise price ($) (c)	Option expiration date (d)	Value of unexercised in-the-money options ($) (e)	Number of shares or units of shares that have not vested (#) (f)	Market or payout value of share-based awards that have not vested ($) (g)
Charles Hopewell	Nil	$ Nil	N/A	N/A	Nil	$ Nil
Geoffrey Guilfoy	Nil	$ Nil	N/A	N/A	Nil	$ Nil
Sarah Johnson	Nil	$ Nil	N/A	N/A	Nil	$ Nil
Chris Karlin	Nil	$ Nil	N/A	N/A	Nil	$ Nil
Michelle Walker	Nil	$ Nil	N/A	N/A	Nil	$ Nil
Mike Henningsen	Nil	$ Nil	N/A	N/A	Nil	$ Nil
Subriana Pierce(1)	Nil	$ Nil	N/A	N/A	Nil	$ Nil
Ian Wendler(1)	Nil	$ Nil	N/A	N/A	Nil	$ Nil
(1)	Ms. Pierce and Mr. Wendler were appointed as directors on December 14, 2023.

Incentive Plan Awards - Value Vested or Earned During the Year

An "incentive plan" is any plan providing compensation that depends on achieving certain performance goals or similar conditions within a specified period. An "incentive plan award" means compensation awarded, earned, paid or payable under an incentive plan.

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The value vested or earned during the most recently completed financial year of incentive plan awards granted to Directors who are not Named Executive Officers are as follows:

Name (a)	Option-based awards – Value vested during the year ($) (b)	Share-based awards – Value vested during the year ($) (c)	Non-equity incentive plan compensation – Value earned during the year ($) (d)
Charles Hopewell	$ Nil	$450	$ Nil
Geoffrey Guilfoy	$ Nil	$450	$ Nil
Sarah Johnson	$ Nil	$450	$ Nil
Chris Karlin	$ Nil	$450	$ Nil
Michelle Walker	$ Nil	$450	$ Nil
Mike Henningsen	$ Nil	$450	$ Nil
Subriana Pierce(1)	$ Nil	$338	$ Nil
Ian Wendler(1)	$ Nil	$338	$ Nil
(1)	Ms. Pierce and Mr. Wendler were appointed as directors on December 14, 2023.

PERFORMANCE GRAPH

The Company is listed on the NASDAQ Capital Market (U.S.) under the symbol JCTC. The following graph compares the annual percentage change in the Company’s cumulative total shareholder return on its Common Shares with the cumulative total return on the S&P 500 Index (the “S&P 500”) over the period from August 31, 2019 through August 31, 2024. The graph illustrates the cumulative return on $100 investment in Common Shares made on August 31, 2018 as compared with the cumulative return on $100 investment in the S&P 500 made on August 31, 2019. The performance of the Common Shares of the Company as set out in the graph below does not necessarily indicate future price performance.

	2020	2021	2022	2023	2024
JCTCF	94	132	79	56	57
S&P 500	119	154	135	154	193

Pay Versus Performance

The following table sets forth compensation information for our principal executive officer (“PEO”), and our other named executive officers (“NEOs”), for purposes of comparing their compensation to the value of our shareholders’ investments and our net income, calculated in accordance with SEC regulations, for fiscal years 2024, 2023, and 2022.

Year	Summary Compensation Table Total for PEO(1)	Compensation Actually Paid to PEO(2)	Average Summary Compensation Table Total for Non-PEO NEOs(3)	Average Compensation Actually Paid to Non-PEO NEOs(4)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return(5)	Net Income (Loss)

2024	$398,065	$395,645	$266,861	$265,313	$43.49	$721,753

2023	$386,333	$384,640	$251,333	$249,016	$42.64	$(20,626)

2022	$359,767	$359,767	$231,835	$231,835	$60.00	$1,164,123

(1)	The dollar amounts reported are the amounts of total compensation reported for our PEO, Chad Summers, in the Summary Compensation Table for fiscal years 2024, 2023, and 2022.

(2)	The dollar amounts reported represent the amount of “compensation actually paid”, as computed in accordance with SEC rules. The dollar amounts reported are the amounts of total compensation reported for PEO Chad Summers during the applicable year after adjusting for the fair value of restricted shares issued under Jewett-Cameron’s Restricted Share Plan.

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(3)	The dollar amounts reported are the average of the total compensation reported for our NEO, other than our PEO, Mitch Van Domelen, who served as Chief Financial Officer for fiscal years 2024, 2023, and 2022.

(4)	The dollar amounts reported represent the amount of “compensation actually paid”, as computed in accordance with SEC rules. The dollar amounts reported are the amounts of total compensation reported for our NEO Mitch Van Domelen during the applicable year after adjusting for the fair value of restricted shares issued under Jewett-Cameron’s Restricted Share Plan.

(5)	Assumes an investment of $100 for the period starting on August 31, 2021 through the end of the listed fiscal year. The closing prices of the Company’s common stock as reported on NASDAQ, as applicable, on the following trading days were: (i) $10.60 on August 31, 2021; (ii) $6.36 on August 31, 2022; (iii) $4.52 on August 31, 2023; and (iv) $4.61 on August 31, 2024.

CORPORATE GOVERNANCE

General

National Instrument 58-101 Disclosure of Corporate Governance Practices (“NI 58-101”) requires issuers to disclose the corporate governance practices that have been adopted according to guidance provided pursuant to National Policy 58-201 Corporate Governance Guidelines (“NP 58-201”).

The Board believes that good corporate governance improves corporate performance and ultimately benefits all shareholders. The Canadian Securities Administrators (the “CSA”) have adopted NP 58-201, which provides non-prescriptive guidelines on corporate governance practices for reporting issuers. In addition, the CSA has implemented NI 58-101, which prescribes certain disclosure by reporting issuers of its corporate governance practices. This section sets out the Company’s approach to corporate governance and addresses the Company’s compliance with NI 58-101.

The Company is also subject to the requirements of the U.S. Sarbanes-Oxley Act and the requirements of the Nasdaq Capital Market as well as comparable requirements under Canadian provincial securities legislation, including those relating to the certification of financial and other information prepared by or under the direction of the Company’s chief executive officer and chief financial officer; oversight of the Company’s external auditors; enhanced independence criteria for audit committee members, the pre-approval of permissible non-audit services to be performed by the Company’s external auditors; and the establishment of procedures for the anonymous submission of complaints regarding the Company’s accounting practices (commonly known as whistleblower procedures). The Company has established a Whistleblower Policy which was adopted by the Board on April 10, 2008. Details of the Whistleblower Policy are posted under the heading, Investor Relations on the Company's website at www.jewettcameron.com.

The Board believes that sound corporate governance practices are essential to the effective, efficient and prudent operation of the Company and for the enhancement of shareholder value. It is anticipated that the frequency of Board meetings may be increased, and the nature of the agenda items may be changed depending upon the state of the Company’s affairs and in light of opportunities and risks which the Company may face. The directors are kept abreast of the Company’s operations at Board meetings as well as through updates, reports and discussions with management.

The Company has a Corporate Governance Committee of the Board. The members of the Corporate Governance Committee are Michelle Walker (Chair), Mike Henningsen and Subriana Pierce. The Corporate Governance Committee recommends to the Board on governance matters, including corporate governance policies and the composition and policies of the Board. The Corporate Governance Committee is also tasked with monitoring compliance with these policies once adopted. These include policies that reflect best practices for sound governance, conflict of interest, and environmental and social (ESG) policies. The Corporate Governance Committee is also responsible for policies related to Board member service, including evaluating the current composition of the Board for the necessary diversity, experience, skills and judgment to meet the current and future needs of the Company. It makes recommendations for committee members and chairs and evaluates each individual director for continued service. If it is determined that additional directors are required, the Corporate Governance Committee will identify, recruit and interview candidates and make nominations of qualified candidates to the Board.

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The Corporate Governance Committee is responsible for overseeing an annual evaluation of the Board; reviewing processes relating to Board meeting schedules and agendas and for our providing information to the Board; reviewing the service of Board members and executive officers on the board of directors of any other company; reviewing director and officer questionnaires; overseeing director education and continuing education programs; and evaluating shareholder proposals and making recommendations to the Board regarding any such proposals.

Pursuant to the requirements of NI 58-101, the Company is required to provide disclosure in this Information Circular of its corporate governance practices in accordance with Form 58-101F1, which are as follows.

Board of Directors

Within the meaning of NI 58-201, a majority of the members of the Company’s current Board are considered "independent". Mr. Hopewell, Mr. Karlin, Mr. Guilfoy, Mr. Henningsen, Ms. Johnson, Ms. Walker, Ms. Pierce, and Mr. Wendler are considered independent. To encourage active participation from its independent members, the Board facilitates candid communication at Board meetings through open discussions and by prompting independent members for input on all issues brought before the Board.

The remaining member of the Board, Mr. Summers, is considered not independent as Mr. Summers is a current officer of the Company.

The Board provides leadership for its independent directors by ensuring that they understand their responsibilities and those of management and by encouraging the Board to work as a cohesive team.

During the most recently completed financial year, none of the existing directors or proposed directors of the Company were directors of any other reporting issuers.

During the past financial year ended August 31, 2024, the Board held ten meetings. The Board also passed, by unanimous consent, written resolutions on nine occasions executed by all of the directors.

Chairperson

The Board Chair presides at each meeting of the Board and of shareholders, and is responsible for coordinating with management and the Corporate Secretary to ensure that documents are delivered to directors in sufficient time in advance of Board meetings for a thorough review, that matters are properly presented for consideration at meetings and that the Board has an appropriate opportunity to discuss issues at each meeting.

Charles Hopewell serves the Board Chair and is considered to be an independent director as of January 1, 2025.

Board Mandate

At the present time, the Board has not adopted a formal written mandate. The Board is responsible for the general supervision and management of the Company and its business. Throughout the year, the Board discharges its responsibilities directly or through its standing committees, the Audit Committee, Compensation Committee, and Corporate Governance Committee. The Board meets on a regular basis during which it reviews current business operations, corporate governance procedures and the financial results of the Company.

The fundamental responsibility of the Board is to appoint a competent executive team, approve a strategic compensation plan, and to oversee the management of the business in accordance with the British Columbia Business Corporations Act, and with a view to maximizing shareholder value and ensuring corporate conduct in an ethical and legal manner via an appropriate system of corporate governance and internal controls. The Board is also charged with approving guidelines, policies and goals for the Company.

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Committees of the Board

The Board has established the following committees comprised of the current members, and through the year ended August 31, 2024, was chaired by the individuals set out in the following table:

Committee	Members
Audit Committee(1)	Geoffrey Guilfoy (Chair), Chris Karlin, and Ian Wendler
Compensation Committee	Chris Karlin (Chair), Geoffrey Guilfoy and Sarah Johnson
Corporate Governance	Michelle Walker (Chair), Mike Henningsen, and Subriana Pierce

(1) Charles Hopewell was added to the Audit Committee on January 10, 2025.

Each committee is comprised of directors considered to be independent. A detailed description of each committee is set forth above.

Position Descriptions

The Board has not prepared written descriptions for the positions of Chair of the Board and the Chief Executive Officer. The Chair of the Board presides over all meetings of the directors and shareholders, initiates the calling of directors' meetings and sets the agenda for directors' meetings as well as acts as a liaison between the Board and other members of management. The Chief Executive Officer’s primary role is to manage the Company in an effective, efficient and forward-looking way, to fulfill the priorities, goals and objectives as determined by the Board and within the context of the Company's plans, and responsibilities, with a view to increasing shareholder value. The Chief Executive Officer reports directly and is responsible to the Board.

Further, the Board has not adopted position descriptions for the chair of the Audit Committee and Compensation Committee. However, the chair of the Audit Committee, Compensation Committee, and Corporate Governance Committee is responsible on an informal basis for ensuring that an agenda is set for each applicable meeting and that each Committee properly discharges its mandate.

Orientation and Continuing Education

The Board is responsible for establishing measures in connection with the orientation of new Board members regarding the role of the Board, its directors, any applicable committees of the Board and the nature and operation of the Company’s business. From time to time, the Board will consider making recommendations regarding the provision of continuing education for its Board members.

When new directors are appointed, they receive orientation, commensurate with their previous experience, on the Company’s operations, and on director responsibilities.

Board meetings may also include presentations by the Company’s management and employees to give the directors additional insight into the Company’s business. In addition, management of the Company makes itself available to discussions with all Board members.

Code of Business Conduct and Ethics

The Company and the Board are committed to maintaining the highest standards of business conduct and ethics. Toward this end, the Board has adopted a formal code of business conduct and ethics for its directors and officers (the "Code of Ethics"), which reflects the business practices and principles of behaviour that support this commitment and in respect of which it monitors compliance. The Code of Ethics is available under the heading, Investor Relations on the Company's website at www.jewettcameron.com. A copy of the Code of Ethics is also available upon request from the Company’s principal office in North Plains, Oregon. Since its implementation on April 10, 2008, there have been no material deviations from the Code of Ethics which would require the filing of a material change report.

Nomination of directors

The Board is comprised of a majority of independent directors. The Corporate Governance Committee is responsible for, amongst other things, the identification of new candidates for nomination to the Board. Presently, the Committee analyzes the needs of the Board when a vacancy arises and identifies and recommends potential candidates for consideration as Board members. In order to encourage an objective nomination process, the Committee and the Board may from time to time seek outside assistance.

In selecting candidates for composition of the Board, the Company favours the intrinsic qualities sought after in a director (whether male or female), such as management experience, leadership, career success, understanding of financial questions, knowledge of the Company, its business and industry, reputation, and complementarities with the other members of the Board and management.

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Compensation

The Compensation Committee is responsible for, among other things, making recommendations regarding the appropriate level of compensation payable to the Company’s executive officers. The process by which the Compensation Committee determines executive compensation is set out under "Compensation Discussion and Analysis" above.

The current members of the Compensation Committee are Chris Karlin, Geoffrey Guilfoy and Sarah Johnson. All of the members are "independent directors" as defined under applicable Canadian securities laws at the relevant times.

The Corporate Governance Committee is responsible for making recommendations regarding the appropriate level of compensation payable to the Company’s Directors. The current members of the Corporate Governance Committee are Michelle Walker (Chair), Mike Henningsen, and Subriana Pierce. All of the members are "independent directors" as defined under applicable Canadian securities laws at the relevant times.

During the most recently completed financial year ended August 31, 2024, the Company paid a cash consideration to the non-employee directors of the Company for director's services during the financial year ended August 31, 2024 in accordance with the Company’s policy for director compensation: Charles Hopewell $18,000 (August 31, 2023 – 18,000), Geoffrey Guilfoy, $12,000 (August 31, 2023: $12,000), Sarah Johnson $12,000 (August 31, 2023: $12,000), Chris Karlin $12,000 (August 31, 2023: $12,000), Michelle Walker $12,000 (August 31, 2023: $12,000), Michael Nasser $Nil (August 31, 2023: $8,000); Mike Henningsen, $12,000 (August 31, 2023: $8,000); Subriana Pierce $8,000 (August 31, 2023 - $Nil); Ian Wendler $8,000 (August 31, 2023 - $Nil).

No changes to the director compensation were recommended by the Corporate Governance Committee for fiscal 2025.

Board Assessments

The Chair of the Board will provide oversight on the evaluation of the Board, and of its committees as applicable. The Chair will receive comments from all directors and reports to the Board, as necessary. All directors are free to make suggestions on the improvement of the Board’s practices at any time and are encouraged to do so.

On an annual basis, the Corporate Governance Committee of the Board is responsible for reviewing the requisite skills and characteristics of prospective Board members as well as the composition of the Board as a whole.

Director Term Limits

To date, the Company has not set director term limits, nor provided any formal mechanism of Board renewal. However, each director’s term ends no later than the next annual shareholders’ meeting.

Gender Diversity on the Board of Directors and Senior Management

The Company believes that a Board made up of highly qualified individuals from diverse backgrounds promotes better corporate governance, performance and effective decision-making. While the Company has not adopted a specific policy regarding Board or executive diversity, including the level of representation of women on the Board and in management, in selecting candidates for such positions, the Company gives appropriate consideration to women along with a variety of other factors including the skills, qualities, experience and expertise to find the best candidate to be an effective member of the Board and/or in executive officer positions.

The Board has not, at this time, adopted any fixed targets or quotas relating to the representation of women on the Board or in executive officer positions as it does not believe that quotas or a formulaic approach, or a specific policy, necessarily result in the identification or selection of the best candidates.

Currently, the Company has three women serving on its Board (33.3%), but no women that are executive officers (0%).

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SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

401(k) Plan

The Company has a deferred compensation 401(k) plan (the "401(k) Plan") to allow for a non-elective discretionary contribution based on the first $45,000 of eligible income.

The Company’s aggregate contribution to the 401(k) Plan for the following five financial years each ended August 31, was:

2020	2021	2022	2023	2024
$439,368	$530,311	$516,991	$344,336	$117,319

There are no un-funded liabilities.

The contributions for the following Named Executive Officers for the five most recent financial years ended August 31 were:

Name	2020	2021	2022	2023	2024
Michael C. Nasser(2)	$14,850	$14,400	$14,400	$10,800	Nil
Charles Hopewell(1)	$28,600	$29,600	$29,600	Nil	Nil
Chad Summers(3)	N/A	N/A	$23,100	$20,500	$22,500
Mitch Van Domelen(3)	N/A	N/A	$19,106	$20,500	$22,500
(1)	Mr. Hopewell served in the capacity of Interim CFO from February 2017 to January 2022.
(2)	Mr. Nasser resigned as Corporate Secretary effective December 31, 2022.
(3)	Chad Summers and Mitch Van Domelen were appointed as CEO and CFO, respectively, on January 1, 2022.

Restricted Share Plan

In January 2025, the Company’s Board has approved the 2024 Restricted Share Plan (the “RSA Plan”) and which is to be approved by the shareholders of the Company at the Meeting. The RSA Plan allows the Company to grant, from time to time, restricted shares as compensation to directors, officers, employees and consultants of the Company. The Restricted Shares are subject to restrictions, including the period under which the shares will be restricted (the “Restricted Period”) and subject to forfeiture which is determined by the Board at the time of the grant. The recipient of Restricted Shares is entitled to all of the rights of a shareholder, including the right to vote such shares and the right to receive any dividends, except that the shares granted under the RSA Plan are non-transferable during the Restricted Period.

The maximum number of Common Shares reserved for issuance under the RSA Plan will not exceed 1% of the then issued and outstanding number of Common Shares at the time of the grant. The maximum number of shares available to be issued under the RSA Plan is 35,181 shares.

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Other Equity Compensation Plans

The following table sets forth securities of the Company that are authorized for issuance under equity compensation plans as at the end of the Company’s most recently completed fiscal year:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by securityholders	N/A	N/A	16,072
Equity compensation plans not approved by securityholders	N/A	N/A	N/A
Total	N/A	N/A	17,251

INDEBTEDNESS OF DIRECTORS AND EXECUTIVE OFFICERS

No director, executive officer, employee or former director, executive officer or employee of the Company was indebted to the Company as at the date hereof or at any time during the most recently completed financial year of the Company. None of the proposed nominees for election as a director of the Company, or any associate of any director, executive officer or proposed nominee, was indebted to the Company as at the date hereof or at any time during the most recently completed financial year of the Company.

The Company has not provided any guarantees, support agreements, letters of credit or other similar arrangement or understanding for any indebtedness of any of the Company’s directors, executive officers, proposed nominees for election as a director, or associates of any of the foregoing individuals as at the date hereof or at any time during the most recently completed financial year of the Company.

INTEREST OF INFORMED PERSONS IN MATERIAL TRANSACTIONS

An “informed person” means: (a) a director or executive officer of the Company; (b) a director or executive officer of a person or company that is itself an informed person or subsidiary of the Company; (c) any person or company who beneficially owns, directly or indirectly, voting securities of the company or who exercises control or direction over voting securities of the Company or a combination of both carrying more than 10% of the voting rights other than voting securities held by the person or company as underwriter in the course of a distribution; and (d) the Company itself, if and for so long as it has purchased, redeemed or otherwise acquired any of its shares. Since the commencement of the Company’s most recently completed financial year, no informed person of the Company, nominee for director or any associate or affiliate of an informed person or nominee, had any material interest, direct or indirect, in any transaction, in any transaction or any proposed transaction which has materially affected or would materially affect the Company or any of its subsidiaries.

MANAGEMENT CONTRACTS

There are no management functions of the Company or any of its subsidiaries which are to any substantial degree performed by a person or company other than by the directors or executive officers of the Company or its subsidiaries.

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PROPOSAL THREE
RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The Audit Committee appointed Davidson & Company LLP to serve as our independent registered public accounting firm for the fiscal year ending August 31, 2025. Neither our Bylaws nor other governing documents or law require stockholder ratification of the selection of Davidson & Company LLP as our independent auditors. However, the Audit Committee is submitting the selection of Davidson & Company LLP to the shareholders for ratification as a matter of good corporate governance.

The affirmative vote of a majority of the votes cast by the holders of all of the shares present in person or by proxy and voting at the Meeting is required to ratify the selection of Davidson & Company LLP. Abstentions are not counted as votes “for” or “against” this proposal.

In the event the shareholders fail to ratify the appointment of Davidson & Company LLP, the Audit Committee may reconsider its selection. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent auditing firm at any time during the year if the Audit Committee believes that such a change would be in our best interests and in the best interests of our shareholders.

Representatives of Davidson & Company LLP are not expected to be present at the Meeting.

Management recommends that shareholders vote to ratify the re-appointment of Davidson & Company LLP, Chartered Accountants, of 1200 – 609 Granville Street, P.O. Box 10372, Pacific Centre, Vancouver, British Columbia, as independent auditors for the Company and to authorize the Audit Committee to fix their remuneration. Davidson & Company LLP has served as the Company's auditors since July 1987.

External Auditor Service Fees

The Audit Committee has reviewed the nature and amount of the non-audited services provided by Davidson & Company LLP, Chartered Accountants, to the Company to ensure auditor independence. Fees incurred for audit and non-audit services in the last two fiscal years for audit fees are outlined in the following table:

Nature of Services	Fees Paid to Auditor in Year Ended August 31, 2024	Fees Paid to Auditor in Year Ended August 31, 2023
Audit Fees(1)	$110,000	$90,000
Audit-Related Fees(2)	$Nil	$Nil
Tax Fees(3)	$15,238	$10,238
All Other Fees(4)	$31,000	$30,000
Total	$156,238	$132,238
(1)	“Audit Fees” include fees necessary to perform the annual audit of the Company’s consolidated financial statements. Audit Fees include fees for review of tax provisions and for accounting consultations on matters reflected in the financial statements. Audit Fees also include audit or other attest services required by legislation or regulation, such as comfort letters, consents, reviews of securities filings and statutory audits.
(2)	“Audit-Related Fees” include services that are traditionally performed by the auditor. These audit-related services include employee benefit audits, due diligence assistance, accounting consultations on proposed transactions, internal control reviews and audit or attest services not required by legislation or regulation.
(3)	“Tax Fees” include fees for all tax services other than those included in “Audit Fees” and “Audit-Related Fees”. This category includes fees for tax compliance, tax planning and tax advice. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions, and requests for rulings or technical advice from tax authorities.
(4)	“All Other Fees” include all other non-audit services.

All Other Fees - Non-audit Services

Since the commencement of the Company's most recently completed financial year, the Audit Committee has approved all non-audit services provided by Davidson & Company LLP, Chartered Accountants, which non-audit services fees represented costs for the reviews of the Company's quarterly financial reporting on Form 10-Q. The cost to the Company for each review of the Form 10-Q was $10,500 for the first two quarters and $10,000 for the 3rd quarter for an aggregate total of $31,000 in fiscal 2024.

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AUDIT COMMITTEE REPORT

The Audit Committee assists the Board in fulfilling its oversight responsibilities relating to: (1) the Company’s accounting and financial reporting principles and policies and its internal controls and procedures; (2) the Company’s financial statements and financial information to be provided to the stockholders; and (3) the independence, qualifications and performance of the Company’s independent registered public accounting firm and the independent audit.

The Audit Committee members include Mr. Guilfoy, Mr. Karlin, and Mr. Wendler, each of whom has been determined independent by the Board. In addition, based upon their background and experience, Mr. Guilfoy qualifies as audit committee financial expert. The Board has adopted a written charter for the Audit Committee, which can be viewed on the Company’s website at www.jewettcameron.com, under “Corporate Governance – Governance Documents”

Davidson & Company LLP was the principal accountant engaged to audit the financial statements of the Company for the year ended August 31, 2024. The Audit Committee has reviewed and discussed those audited financial statements with the Company’s management and Davidson & Company LLP. The Audit Committee has also discussed with Davidson & Company LLP the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (PCAOB) and the SEC.

The Audit Committee discussed with Davidson & Company LLP the firm’s independence, and received from Davidson & Company LLP the written disclosures and the letter concerning independence as required by PCAOB Ethics and Independence Rule 3526 (Communication with Audit Committees Concerning Independence), including the scope of Davidson & Company LLP 's audit, the Company’s critical accounting policies and estimates, new accounting guidance and the critical audit matters addressed during the audit. Davidson & Company LLP has provided to the Audit Committee the written disclosures and the letter concerning independence required by PCAOB standards and the Audit Committee has discussed with Davidson & Company LLP the latter’s independence.

Based on the foregoing review and discussions, the Audit Committee recommended to the Board that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended August 31, 2024, for filing with the SEC.

Respectfully submitted,

Geoffrey Guilfoy

Ian Wendler

Chris Karlin

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RE-APPOINTMENT OF DAVIDSON & COMPANY LLP, CHARTERED ACCOUNTANTS, AS JEWETT-CAMERON'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING AUGUST 31, 2025 AND TO AUTHORIZE THE AUDIT COMMITTEE TO FIX THE REMUNERATION OF SAID AUDITORS.

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PROPOSAL FOUR
RATIFICATION OF ACTS AND DEEDS OF DIRECTORS

Shareholders will be requested to confirm, ratify and approve all acts, deeds and business done by, and the proceedings of, the directors and officers of the Company on behalf of the Company during the preceding year.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF ALL ACTS, DEEDS AND BUSINESS DONE BY, AND PROCEEDINGS OF, THE DIRECTORS AND OFFICERS OF THE COMPANY ON BEHALF OF THE COMPANY DURING THE PRECEDING YEAR.

PROPOSAL FIVE

ADVISORY VOTE ON THE APPROVAL OF EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and Section 14A of the Securities Exchange Act of 1934 (the "Exchange Act") entitle the Company's shareholders to vote to approve, on an advisory basis, the compensation of the Company's named executive officers as disclosed in this Information Circular pursuant to the SEC’s rules.

The Company's executive compensation programs are designed to (1) motivate and retain executive officers, (2) reward the achievement of the Company's short-term and long-term performance goals, (3) establish an appropriate relationship between executive pay and short-term and long-term performance, and (4) align executive officers’ interests with those of the Company's shareholders. Under these programs, the Company's executive officers are rewarded for the achievement of financial operating goals and the realization of increased shareholder value. Please read the section herein entitled “Compensation Discussion and Analysis” for additional details about the Company's executive compensation programs, including information about the fiscal year 2024 compensation of the Company's named executive officers.

The Board of Directors continually reviews the compensation programs for the Company's executive officers to ensure they achieve the desired goals of aligning the Company's executive compensation structure with the interests of the Company's shareholders and current market practices.

The Company is asking shareholders to indicate their support for the Company's named executive officer compensation as disclosed in this Information Circular. This proposal, commonly known as a “say-on-pay” proposal, gives the Company's shareholders the opportunity to express their views on the Company's executive compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of the Company's named executive officers and the philosophy, policies and practices described in this Information Circular. Accordingly, the Company asks its shareholders to vote “FOR” the following resolution at the Annual General Meeting:

“RESOLVED, that the compensation paid to the Company's named executive officers, as disclosed in the Company's Information Circular for the 2025 Annual General Meeting of Shareholders pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion, is hereby APPROVED.”

The say-on-pay vote is advisory, and therefore not binding on the Company. The Company's Board of Directors value the opinions of the Company's shareholders and to the extent there is any significant vote against the named executive officer compensation as disclosed in this Information Circular, the Company will consider the concerns of the shareholders and the Compensation Committee will evaluate whether any actions are necessary to address those concerns.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ADVISORY VOTE ON THE APPROVAL OF EXECUTIVE COMPENSATION.

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PROPOSAL SIX
ADOPTION OF 2024 RESTRICTED SHARE PLAN

On January 10, 2025, the Board of Directors approved and ratified the adoption by the Company of the 2024 Restricted Share Plan (the "Restricted Share Plan"), in the form attached as Schedule "B" hereto. The Restricted Share Plan allows the Company to grant, from time to time, restricted shares to directors, officers, employees and consultants of the Company.

The Restricted Share Plan's principal purpose is to attract and motivate directors, officers, employees or consultants, and thereby advance the Company's interests by affording such persons with an opportunity to acquire an equity interest in the Company, through the issuance of restricted shares.

The Restricted Share Plan contains the following principal provisions:

•	the maximum number of Common Shares reserved for issuance under the Restricted Share Plan will not exceed 1% of the then issued and outstanding number of Common Shares at the time of grant of an award of restricted shares;

•	at the time a grant of restricted shares is made, the Board shall establish the period of time during which such restricted shares will be restricted and subject to forfeiture (the "Restricted Period");

•	during the Restricted Period, the restricted shares may not be transferred, sold, exchanged, pledged or otherwise disposed of by the holder, other than (a) if the holder is deceased, (ii) by applicable laws of descent and distribution, or (iii) as otherwise determined by the Board of Directors. Otherwise, during the Restricted Period, the holder of the restricted shares will have all other rights of a holder of Common Shares including the right to vote such shares and the right to receive any cash dividends;

•	in the event that the holder of restricted shares ceases to be a director, officer, employee or consultant of the Company during the Restricted Period, those restricted shares which have not vested will be forfeited to the Company for no consideration; and

•	upon expiration of the Restricted Period and any other conditions of grant, the restrictions on such restricted shares will lapse, and such shares shall be delivered to the holder free and clear of any resale restrictions and legends, except as otherwise may be required under applicable laws.

The foregoing is only a summary of the principal terms of the Restricted Share Plan and is qualified in its entirety by reference to the actual terms and conditions of the Restricted Share Plan, attached as Schedule "B" hereto.

The approval of the Restricted Share Plan will require "Disinterested Shareholder Approval", being the approval of a majority of the votes cast by shareholders, subject to the approval and ratification of the Restricted Share Plan by disinterested shareholders at the Meeting. Shareholders will be asked to consider and, if deemed advisable, to approve, with or without variation, an ordinary resolution to approve the Restricted Share Plan. The text of the ordinary resolution which Management intends to place before the Meeting for approval is as follows:

“RESOLVED, that:

1.       the restricted share plan of the Company, substantially in the form attached as Schedule "B" to the management information circular of the Company dated January 17, 2025 (the "Restricted Share Plan") be and is hereby approved, including the reservation for issuance thereunder at any time of a maximum number of restricted shares equal in number to 1% of common shares of the Company as at the time of issuance, and adopted as the restricted share plan of the Company;

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2.       the form of the Restricted Share Plan may be amended in order to satisfy applicable laws, the requirements or requests of any regulatory authorities, including any stock exchange, without requiring further approval of the shareholders of the Company;

3.       any one director or officer of the Company is authorized and directed, on behalf of the Company, to take all necessary steps and proceedings and to execute, deliver and file any and all declarations, agreements, documents, and other instruments and do all such other acts and things that may be necessary or desirable to give effect to this resolution; and

4.       the directors of the Company may revoke these resolutions before they are acted upon without further approval of the shareholders.”

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF ANY PERMITTED AMENDMENTS TO OR VARIATIONS OF ANY MATTER IDENTIFIED IN THE NOTICE.

PROPOSAL SEVEN
OTHER MATTERS

The Company knows of no other matters that are likely to be brought before the Meeting. If, however, other matters not presently known or determined properly come before the Meeting, the persons named as Proxyholders on the accompanying Proxy or their substitutes will vote such Proxy with respect to such matters in accordance with their discretion.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF VOTING ON ANY OTHER MATTERS THAT MAY COME PROPERLY BEFORE THE MEETING AT THE DISCRETION OF THE PROXYHOLDERS.

PROPOSALS OF SHAREHOLDERS

Meeting Materials sent to Beneficial Shareholders who have not waived the right to receive Meeting Materials are accompanied by a Voting Instruction Form (“VIF”). This VIF is provided instead of a Proxy. By returning the VIF in accordance with instructions as provided on it, a Non-Registered Shareholder is able to instruct the Registered Shareholder how to vote on behalf of the Non-Registered Shareholder. VIF’s, whether provided by the Company or by an Intermediary, should be completed and returned in accordance with the specific instructions noted on the VIF.

In either case, the purpose of this procedure is to permit Non-Registered Shareholders to direct the voting of the shares which they beneficially own. Non-Registered Shareholders receiving a VIF cannot use that form to vote common shares directly at the Meeting - Non-Registered Shareholders should carefully follow the instructions set out in the VIF including those regarding when and where the VIF is to be delivered. Should a Non-Registered Shareholder who receives a VIF wish to attend the Meeting or have someone else attend on their behalf, the Non-Registered Shareholder may request a legal proxy as set forth in the VIF, which will grant the Non-Registered Shareholder or their nominee the right to attend and vote at the Meeting.

Proposals which shareholders wish to be considered for inclusion in the Information Circular and proxy card for the 2026 Annual General Meeting of Shareholders must be received by the Corporate Secretary of the Company on or before August 31, 2025, and must comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended, and Division 7 of Part 5 of the British Columbia Business Corporations Act.

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ANNUAL REPORT ON FORM 10-K

A copy of the Company's combined Annual Report to Shareholders and Annual Report on Form 10-K for the year ended August 31, 2024 accompanies this Information Circular. Additional copies will be furnished upon request and without charge to Beneficial Shareholders or Registered Shareholders by contacting Investor Relations, c/o Jewett-Cameron Trading Company Ltd., PO Box 1010, North Plains, Oregon USA 97133.

ADDITIONAL INFORMATION

Additional information relating to the Company is available on SEDAR at www.sedar.com or EDGAR at www.sec.gov.

Financial information on the Company is provided in the Company's comparative financial statements and the accompanying management's discussion and analysis for the most recently completed financial year ended August 31, 2024. Printed copies of the Company's financial statements and the accompanying management's discussion and analysis may be obtained upon request from the Company, PO Box 1010, North Plains, Oregon, USA 97133, and are available for online viewing through the Company's SEDAR profile at www.sedar.com or on the SEC database at www.sec.gov.

APPROVAL AND CERTIFICATION

The contents of this Information Circular have been approved and this mailing has been authorized by the Directors of the Company.

Where information contained in this Information Circular, rests specifically within the knowledge of a person other than the Company, the Company has relied upon information furnished by such person.

The foregoing contains no untrue statement of material fact and does not omit to state a material fact that is required to be stated or that is necessary to make a statement not misleading in the light of the circumstances in which it was made.

Dated at Vancouver, British Columbia, this 17th day of January 2025.

/s/ “Chad Summers”

Chad Summers President, CEO and Director

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SCHEDULE A

JEWETT-CAMERON TRADING COMPANY LTD.
(the “Company”)

AUDIT COMMITTEE CHARTER

Purpose of the Committee

The purpose of the Audit Committee (the “Committee”) of the Board of the Company is to provide an open avenue of communication between management, the Company’s independent auditors and the Board and to assist the Board in its oversight of:

(a)	the integrity, adequacy and timeliness of the Company’s financial reporting and disclosure practices;
(b)	the Company’s compliance with legal and regulatory requirements related to financial reporting; and
(c)	the independence and performance of the Company’s independent auditors.

The Committee shall also perform any other activities consistent with this Charter, the Company’s Articles and governing laws as the Committee or Board deems necessary or appropriate.

The Committee shall consist of at least three directors. Members of the Committee shall be appointed by the Board and may be removed by the Board in its discretion. The members of the Committee shall elect a Chair from among their number. A majority of the members of the Committee must not be officers or employees of the Company or of an affiliate of the Company. The quorum for a meeting of the Committee is a majority of the members who are not officers or employees of the Company or of an affiliate of the Company. With the exception of the foregoing quorum requirement, the Committee may determine its own procedures.

The Committee’s role is one of oversight. Management is responsible for preparing the Company’s financial statements and other financial information and for the fair presentation of the information set forth in the financial statements in accordance with generally accepted accounting principles (“GAAP”). Management is also responsible for establishing internal controls and procedures and for maintaining the appropriate accounting and financial reporting principles and policies designed to assure compliance with accounting standards and all applicable laws and regulations.

The independent auditors’ responsibility is to audit the Company’s financial statements and provide their opinion, based on their audit conducted in accordance with generally accepted auditing standards, that the financial statements present fairly, in all material respects, the financial position, results of operations and cash flows of the Company in accordance with GAAP.

The Committee is responsible for recommending to the Board the independent auditors to be nominated for the purpose of auditing the Company’s financial statements, preparing or issuing an auditor’s report or performing other audit, review or attest services for the Company, and for reviewing and recommending the compensation of the independent auditors. The Committee is also directly responsible for the evaluation of and oversight of the work of the independent auditors. The independent auditors shall report directly to the Committee.

Authority and Responsibilities

In addition to the foregoing, in performing its oversight responsibilities the Committee shall:

1.	Monitor the adequacy of this Charter and recommend any proposed changes to the Board.
2.	Review the appointments of the Company’s Chief Financial Officer and any other key financial executives involved in the financial reporting process.
3.	Review with management and the independent auditors the adequacy and effectiveness of the Company’s accounting and financial controls and the adequacy and timeliness of its financial reporting processes.

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4.	Review with management and the independent auditors the annual financial statements and related documents and review with management the unaudited quarterly financial statements and related documents, prior to filing or distribution, including matters required to be reviewed under applicable legal or regulatory requirements.
5.	Where appropriate and prior to release, review with management any news releases that disclose annual or interim financial results or contain other significant financial information that has not previously been released to the public.
6.	Review the Company’s financial reporting and accounting standards and principles and significant changes in such standards or principles or in their application, including key accounting decisions affecting the financial statements, alternatives thereto and the rationale for decisions made.
7.	Review the quality and appropriateness of the accounting policies and the clarity of financial information and disclosure practices adopted by the Company, including consideration of the independent auditors’ judgment about the quality and appropriateness of the Company’s accounting policies. This review may include discussions with the independent auditors without the presence of management.
8.	Review with management and the independent auditors significant related party transactions and potential conflicts of interest.
9.	Pre-approve all non-audit services to be provided to the Company by the independent auditors.
10.	Monitor the independence of the independent auditors by reviewing all relationships between the independent auditors and the Company and all non-audit work performed for the Company by the independent auditors.
11.	Establish and review the Company’s procedures for the:
(a)	receipt, retention and treatment of complaints regarding accounting, financial disclosure, internal controls or auditing matters; and
(b)	confidential, anonymous submission by employees regarding questionable accounting, auditing and financial reporting and disclosure matters.
12.	Conduct or authorize investigations into any matters that the Committee believes is within the scope of its responsibilities. The Committee has the authority to retain independent counsel, accountants or other advisors to assist it, as it considers necessary, to carry out its duties, and to set and pay the compensation of such advisors at the expense of the Company.
13.	Perform such other functions and exercise such other powers as are prescribed from time to time for the audit committee of a reporting company in Parts 2 and 4 of Multilateral Instrument 52-110 of the Canadian Securities Administrators, the Business Corporations Act (British Columbia) and the Articles of the Company.

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SCHEDULE B

JEWETT-CAMERON TRADING COMPANY LTD.
(the “Company”)

2024 RESTRICTED SHARE PLAN

Article 1. GENERAL

1.1	Purpose. The purpose of the Plan is to help the Company secure and retain the services of qualified eligible reward recipients by providing such persons an incentive to increase their interest in the Company and recognize their contributions to the success in the Company.

1.2	Participants. Officers and Directors are eligible to receive Restricted Share Awards designated by the Board, or who are reasonably expected to become Officers or Directors after the receipt of Restricted Share Awards.

1.3	Effective Date. The Plan becomes effective after the approval of the Plan by the Board of Directors and the Common Shareholders.

Article 2. DEFINITIONS

2.1	Definitions. As used herein, the following definitions will apply to the terms indicated below:

(a)       “Award” means a grant of Restricted Shares under the Plan, subject to the terms and conditions of the Plan and the applicable Award Agreement.

(b)       “Award Agreement” means a Restricted Share Award Agreement between the Company and a Participant evidencing the terms and conditions of an Award of Restricted Shares.

(c)       “Board” shall mean the Board of Directors of the Company.

(d)       “Cause” will have the meaning ascribed to such term in any written agreement between the Participant and the Company defining such term and, in the absence of such agreement, such term means, with respect to a Participant, the occurrence of any of the following events: (i) such Participant’s commission of any felony or any crime involving fraud, dishonesty or moral turpitude under the laws of Canada, the United States or any province, territory or state thereof; (ii) such Participant’s attempted commission of, or participation in, a fraud or act of dishonesty against the Company; (iii) such Participant’s intentional, material violation of any contract or agreement between the Participant and the Company or of any fiduciary or statutory duty owed to the Company; (iv) such Participant’s unauthorized use or disclosure of the Company’s confidential information or trade secrets; or (v) such Participant’s gross misconduct or willful omission. The determination that a termination of the Participant’s Service is either for Cause or without Cause will be made by the Company, in its sole discretion. Any determination by the Company that the Service of a Participant was terminated with or without Cause for the purposes of outstanding Stock Awards held by such Participant will have no effect upon any determination of the rights or obligations of the Company or such Participant for any other purpose.

(e)       “Change in Control” means, except as otherwise provided in an Award Agreement, the occurrence of any of the following events after the Effective Date:

        (i)       any Person or any group of Persons acting together which would constitute a “group” for purposes of Section 13(d) of the Exchange Act (excluding a corporation or other entity owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company) is or becomes the “beneficial owner,” as defined in Rule 13d-3 under the Exchange Act, directly or indirectly, of securities of the Company representing more than 20% of the combined voting power of the Company’s then outstanding voting securities; or

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        (ii)       there is consummated a reorganization, recapitalization, merger or consolidation, in a single transaction or series of related transactions, involving the Company, unless (i) immediately after the consummation of such transaction, the voting securities of the Company immediately prior to such transaction continue to represent or are converted into more than 50% of the combined voting power of the then-outstanding voting securities of the Person resulting from such transaction, and (ii) no Person, as a result of such transaction or series of related transactions, is or becomes the “beneficial owner,” as defined in Rule 13d-3 under the Exchange Act, directly or indirectly, of securities of the Company representing more than 20% of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors (or comparable governing body) of the successor entity, except to the extent that such ownership existed prior to any such transaction; or

        (iii)       the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company; or

        (iv)       there is consummated an agreement or series of related agreements for the sale or other disposition, directly or indirectly, by the Company of all or substantially all of the Company’s assets, other than such sale or other disposition by the Company of all or substantially all of the Company’s assets to an entity, at least 50% of the combined voting power of the voting securities of which are owned by stockholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale.

Notwithstanding the foregoing, except with respect to clause (ii) above, a “Change in Control” shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the record holders of the shares of the Company immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in, and own substantially all of the shares of, an entity which owns, either directly or through a subsidiary, all or substantially all of the assets of the Company immediately following such transaction or series of transactions.

(f)       “Code” means the Internal Revenue Code of 1986, as amended from time to time, and any successor provisions.

(g)       “Company” means Jewett Cameron Trading Company Ltd., a British Columbia corporation.

(h)       “Compensation Committee” shall mean such Board committee as may be designated by the Board to administer the Plan.

(i)       “Common Shares” shall mean the Company’s common shares without par value per share.

(j)       “Director” shall mean any person who is serving as a member of the Board of Directors.

(k)       “Exchange Act” means the Securities Exchange Act of 1934, as amended, and any successor thereto.

(l)       “Fair Market Value” means, as of any date, the closing price of the Common Shares as reported by the NASDAQ Stock Market. In the event there are not such Common Shares transactions on such date, the Fair Market Value shall be determined as of the immediately preceding date on which there were Common Share transactions. If there is no regular trading market for the Company’s Common Shares, the Fair Market Value of the Common Shares shall be determined by the Board in good faith.

(m)       ”Officer” means any person designated by the Company as an officer.

(n)       “Participant” means a person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Award.

(o)       “Person” means any individual, corporation, firm, partnership, joint venture, limited liability company, estate, trust, business association, organization, governmental entity or other entity.

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(p)       “Plan” shall mean this Jewett Cameron Trading Company Ltd. 2024 Restricted Share Plan.

(q)       “Restricted Shares” means the number of Common Shares subject to a Restricted Share Award.

(q)       “Restricted Share Award” means an award of Common Shares which is granted pursuant to the terms and conditions of Article 5.

(r)       “Restricted Share Award Agreement” means a written agreement between the Company and a holder of a Restricted Share Award evidencing the terms and conditions of a Restricted Share Award grant. Each Restricted Share Award Agreement will be subject to the terms and conditions of the Plan.

(s)       “Restricted Period” means the time period(s) over which an Award vests as set forth in Article 5.3 of the Plan.

(t)       “Service” shall mean the tenure of an individual as an Officer or Director.

Article 3. PLAN ADMINISTRATION

3.1	Administration by Board. The Board will administer the Plan. The Board may delegate administration of the Plan to a Committee or Committees, as provided in Article 3.3.

3.2	Power of the Board. The Board shall have full authority and discretion: (a) to determine, consistent with the provisions of this Plan, which of the Officers and Directors will be granted Awards, the times at which Awards shall be granted, and the number of Restricted Shares covered by each Award; (b) to construe and interpret the Plan; (c) to determine the terms and provisions of each respective Award Agreement, which need not be identical; and (d) to make all other determinations and take all other actions deemed necessary or advisable for the proper administration of the Plan. All such actions and determinations shall be conclusively binding upon all persons for all purposes.

3.3	Delegation to Committee. The Board may delegate some or all of the administration of the Plan to a Committee or Committees. If administration of the Plan is delegated to a Committee, the Committee will have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to a subcommittee of the Committee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board will thereafter be to the Committee or subcommittee). Any delegation of administrative powers will be reflected in resolutions, not inconsistent with the provisions of the Plan, adopted from time to time by the Board or Committee (as applicable). The Committee may, at any time, abolish the subcommittee and/or revest in the Committee any powers delegated to the subcommittee. The Board may retain the authority to concurrently administer the Plan with the Committee and may, at any time, revest in the Board some or all of the powers previously delegated.

3.4	Effect of Board’s Decision. All determinations, interpretations and constructions made by the Board in good faith will not be subject to review by any person and will be final, binding and conclusive on all persons.

Article 4. SHARES SUBJECT TO PLAN

4.1	Shares Available. Subject to adjustment pursuant to the provisions of Article 4.2 hereof, the number of Common Shares to be reserved and set aside for issue from treasury hereunder pursuant to Award Agreements shall not exceed 1% of the then issued and outstanding number of Common Shares at the time of the grant of an Award. Restricted Shares granted pursuant to the Plan shall be issuable only from treasury.

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4.2	Stock Adjustments; Mergers and Combinations. Notwithstanding any other provision in this Plan, if the outstanding shares of Stock are increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company or of any other corporation by reason of any merger, consolidation, liquidation, recapitalization, reclassification, stock split up, combination of shares, or stock dividend, the total number of shares set forth in Article 4.1 of the Plan shall be proportionately and appropriately adjusted by the Board.

4.3	Acceleration of Vesting. Subject to Article 4.2, upon a Change in Control, Awards, to the extent not previously vested, shall vest with the restrictions lapsing notwithstanding the provisions of Article 5.9 hereof.

4.4	Cancelled, Terminated or Forfeited Awards. Any Common Shares subject to any portion of an Award which for any reason, expires, or is cancelled, terminated or otherwise forfeited, shall again be available for distribution under the Plan.

4.5	No Fractional Shares. No fractional Restricted Shares shall be awarded under the Plan. All fractions will be rounded up to the nearest whole Restricted Share.

Article 5. RESTRICTED SHARES

5.1	Awards and Award Agreements. Each Award granted hereunder shall be evidenced by minutes of a meeting of the Board or Committee authorizing the same and by a written Award Agreement dated as of the date of grant and executed by the Company and the Participant, which Award Agreement shall set forth such terms and conditions as may be determined by the Compensation Committee to be consistent with the Plan. Each Award shall have a Restricted Period as determined by the Board or Committee. After the Board or Committee determines that it will grant an Award to a Participant, it will deliver an Award Agreement to the Participant containing the terms under which the Restricted Shares may become vested and the number of Common Shares that the Participant shall be entitled to receive upon vesting of the Award. The Award shall be accepted by the Participant executing and delivering the award Agreement in the manner specified by the Board or Committee.

5.2	Purchase Price. Restricted Shares shall be offered under the Plan for such consideration in cash or services as is determined by the Board or Committee and set forth in the applicable Award Agreement.

5.3	Restricted Period. At the time an Award is made, the Board or Committee shall establish period(s) of time during which the Restricted Shares granted shall be restricted and subject to forfeiture (the “Restricted Period”). The duration of the Restricted Period and the limitations on transferability will be set forth in the Award Agreement. Each Award may have a different Restricted Period as determined by the Board or Committee in its discretion.

5.4	Non-transferability of Awards. No Restricted Shares awarded under the Plan shall be transferred, sold, exchanged, pledged or otherwise disposed of by a Participant during the Restricted Period, other than (i) by the Participant’s last will and testament, (ii) by the applicable laws of descent and distribution, or (iii) as otherwise determined by the Board or Committee. The provisions of the Plan and each applicable Award Agreement shall be binding upon the Participant’s executors, administrators, personal representatives, and heirs.

5.5	Rights of Stockholder. Except as provided in Article 5.4, the Participant shall have with respect to Restricted Shares all of the rights of a stockholder in the Company holding the class of Common Shares that is the subject of the Restricted Shares including, if applicable, the right to vote the shares and, if granted by the Board or Committee, the right to receive any cash dividends.

5.6	Risk of Forfeiture. In the event a Participant shall cease to be an Officer or Director for any reason (including by reason of Cause), then except as otherwise set forth in this Article 5.6 or in Article 5.9, the Participant shall, for no consideration, forfeit to the Company all Restricted Shares granted to the Participant pursuant to an Award Agreement that have not previously vested. Upon the unanimous approval of the Board or Committee (except that if the Participant whose Restricted Shares are at issue is a member of the Committee, then that Participant will abstain from the decision), the Board or Committee may decide to accelerate the vesting of all or any portion of the Restricted Shares that had not vested prior to the date the Participant’s service terminates.

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5.7	Certificate Representing Restricted Shares and Book Entry. At the time of grant of an Award, the Company may issue certificates or cause such Restricted Shares to be issued in the name of the Participant on the books and records of the Company that evidence the Restricted Shares pending the lapse of applicable restrictions; and if a certificate is issued, such certificate shall bear a legend making reference to such restrictions substantially in the following form (or such other form as the Board or Committee shall specify):

“The transferability of this certificate and the common shares represented by this certificate are subject to the terms and conditions (including forfeiture) of the Jewett Cameron Trading Company Ltd. 2024 Restricted Share Plan and an Award Agreement entered into by the registered owner and Jewett Cameron Trading Company Ltd. Copies of such Plan and Award Agreement are on file in the offices of Jewett Cameron Trading Company Ltd.”

5.8	Shares Upon Vesting. Upon the expiration of the Restricted Period and the satisfaction of any other conditions specified in an applicable Award Agreement, the restrictions applicable to an Award of Restricted Shares shall lapse and the number of Common Shares shall be delivered by the Company as soon as administratively feasible, free and clear of such restrictions and legends, except any that may be imposed by law. A new stock certificate or record on the books and records of the Company for the balance of any Restricted Shares shall be issued with applicable restrictive legends and held in escrow by the Company pending lapse of such restrictions.

5.9	Effect of Death, Disability, Retirement or Other Termination of Service.

(a)    If a Participant’s Service shall be terminated by reason of disability, retirement, death of the Participant, then all outstanding Awards granted to such Participant shall become one hundred percent (100%) vested on the date of such termination of Service.

(b)    For purposes of this Section 5.9, the term “disability” shall have the meaning set forth in Code Section 22(e)(3).

Article 6. TERMINATION, AMENDMENT, AND MODIFICATION OF PLAN

6.1	The Board may at any time terminate, and may at any time and from time to time and in any respect amend or modify, the Plan; provided, however, that no such action of the Board without approval of the shareholders of the Company may increase the total number of Common Shares subject to the Plan except as contemplated in Section 4.3 hereof, and provided further that no termination, amendment, or modification of the Plan shall without the written consent of the Participant holding an Award adversely affect the rights of the Participant with respect to such Award.

6.2	For greater clarity, the Board may make certain amendments to the Plan, an Award, an Award Agreement or the Restricted Shares without obtaining the approval of its shareholders or of a Participant with respect to amendments which are intended to:

(a)       ensure compliance with applicable laws, regulations or policies, including but not limited to the rules and policies of any stock exchange on which the Common Shares are listed for trading;

(b)       provide additional protection to the Company's shareholders or to Participants;

(c)       remove any conflicts or other inconsistencies which may exist between any terms of the Plan or an Award Agreement and any provisions of any applicable laws, regulations or policies, including but not limited to the rules and policies of any stock exchange on which the Common Shares are listed for trading;

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(d)       cure or correct any typographical error, ambiguity, defective or inconsistent provision, clerical omission, mistake or manifest error;

(e)       facilitate the administration of the Plan;

(f)       amend the definitions of the terms used in the Plan, the dates on which Participants may become eligible to participate in the Plan; or

(g)       make any other change that is not expected to materially adversely affect the interests of the Company's shareholders or of holders of Restricted Shares.

Article 7. MISCELLANEOUS

7.1	Service. Nothing in the Plan or in any Award granted hereunder or in any Award Agreement relating thereto shall confer upon any Participant the right to continue Service.

7.2	Other Compensation Plans. The adoption of the Plan shall not affect any other compensation plans in effect for the Company, nor shall the Plan preclude the Company from establishing any other forms of incentive or other compensation for Participants.

7.3	Plan Binding on Successors. The Plan shall be binding upon the successors and assigns of the Company.

7.4	Singular; Plural; Gender. Whenever used herein, nouns in the singular shall include the plural, and the masculine pronoun shall include the feminine gender.

7.5	Applicable Law. This Plan shall be governed by and construed in accordance with the laws of the Province of British Columbia.

7.6	Headings, etc., No Part of Plan. Headings of articles and sections hereof are inserted for convenience and reference; they constitute no part of the Plan.

7.7	Severability. If any provision or provisions of this Plan shall be held to be invalid, illegal, or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. If any provision of this Plan is found to be unenforceable, the remainder shall be enforced as fully as possible and the unenforceable provision shall be deemed modified to the limited extent required to permit its enforcement in a manner most closely representing the original intent as expressed in this Plan.

7.8	Withholding. The Company shall have the power and the right to deduct or withhold, or require the Participant to remit to the Company, the minimum statutory amount to satisfy federal, state and local taxes required by law or regulation to be withheld with respect to any taxable event arising as a result of the Award, if any. No delivery of Common Shares or payment of any accumulated dividends in respect thereof shall be made unless and until appropriate arrangements for the payment of such taxes have been made. With respect to withholding required upon any taxable event arising as a result of the Award granted hereunder, the Participant may elect, subject to the approval of the Board or Committee, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Common Shares of the Company having a Fair Market Value on the date the tax is to be determined equal to the minimum statutory total tax that could be imposed on the transaction. Alternatively, the Participant may elect for such taxes to be withheld from other compensation otherwise due to the Participant from the Company and provided Participant’s other compensation is sufficient to cover such taxes. All such elections shall be irrevocable, made in writing and signed by the Participant, and shall be subject to any restrictions or limitations that the Board or Committee, in its sole discretion, deems appropriate. All such elections shall be made and filed with the Board or Committee in the manner determined by the Board or Committee on or before the Vesting Date, or such earlier date as shall be determined by the Board or Committee. If an election has not been made by the Participant, or the amount of the taxes required to be withheld has not been remitted by the Participant to the Company on or before the Vesting Date, the Company shall, on such Vesting Date, withhold shares of the Company having a Fair Market Value equal to the tax required to be withheld from the Restricted Shares vesting pursuant to this Award on such date.

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7.9	Code Section 83(b) Elections. Section 83(b) of the Code permits a recipient of Restricted Shares to elect, within thirty (30) days following the date of grant of the Award, to elect to immediately recognize ordinary income in an amount equal to the fair market value of the Restricted Shares on the date of the grant (an “83(b) Election”). A Participant shall only make an 83(b) Election in accordance with requirements of the Code relating to 83(b) Elections.

7.10	Limitation of Liability and Indemnification. No member of the Board or the Committee will be liable for any action or determination taken or made in good faith with respect to the Plan, an Award or any Restricted Shares and each such member shall be entitled to indemnification by the Company with respect to any action or determination in the manner provided for by the Board or the Committee.

This plan has been reviewed and adopted by Jewett Cameron Trading Company’s Board of Directors on January 10, 2025 and shall be submitted to its shareholders for review and approval as soon as possible.

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JEWETT-CAMERON TRADING COMPANY LTD.

Computershare
8th Floor, 100 University Avenue
Toronto, Ontario M5J 2Y1
www.computershare.com

000001

Mr A Sample
Designation (if any)
Add1
Add2
add3
add4
add5
add6

Security Class
COMMON

Holder Account Number

C1234567890 XXX

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Form of Proxy - Annual General Meeting to be held on February 21, 2025

This Form of Proxy is solicited by and on behalf of Management.

Notes to proxy

1. **Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the meeting or any adjournment or postponement thereof. If you wish to appoint a person or company other than the Management Nominees whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse).**
2. If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you may be required to provide documentation evidencing your power to sign this proxy with signing capacity stated.
3. This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy.
4. If a date is not inserted in the space provided on the reverse of this proxy, it will be deemed to bear the date on which it was mailed to the holder by Management.
5. **The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter, and the proxy appoints the Management Nominees listed on the reverse, this proxy will be voted as recommended by Management.**
6. The securities represented by this proxy will be voted in favour, or withheld from voting, or voted against each of the matters described herein, as applicable, in accordance with the instructions of the holder, on any ballot that may be called for. If you have specified a choice with respect to any matter to be acted on, the securities will be voted accordingly.
7. This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of Meeting and Management Information Circular or other matters that may properly come before the meeting or any adjournment or postponement thereof, unless prohibited by law.
8. This proxy should be read in conjunction with the accompanying documentation provided by Management.

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Proxies submitted must be received by 10:00 am, Pacific Standard Time, on February 19, 2025.

VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK!

To Vote Using the Telephone

- Call the number listed BELOW from a touch tone telephone.

1-866-732-VOTE (8683) Toll Free

To Vote Using the Internet

- Go to the following web site: www.investorvote.com
- **Smartphone?** Scan the QR code to vote now.

If you vote by telephone or the Internet, DO NOT mail back this proxy.

Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual.
Voting by mail or by Internet are the only methods by which a holder may appoint a person as proxyholder other than the Management Nominees named on the reverse of this proxy. Instead of mailing this proxy, you may choose one of the two voting methods outlined above to vote this proxy.

To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER listed below.

CONTROL NUMBER 123456789012345

021RJA

CPUQC01.E.INT/000001/i1234

MR SAM SAMPLE

C1234567890

XXX 123

Appointment of Proxyholder

I/We being holder(s) of Jewett-Cameron Trading Company Ltd. hereby appoint(s): Chad Summers, CEO and Director, or failing him/her Mitch Van Domelen, Chief Financial Officer and Corporate Secretary

OR

Print the name of the person you are appointing if this person is someone other than the Management Nominees listed herein.

as my/our proxyholder with full power of substitution and to attend, act and to vote for and on behalf of the holder in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and on all other matters that may properly come before the Annual General Meeting of shareholders of the Company to be held by audio/video conference, on February 21, 2025 at 10:00 am (Pacific Standard Time), and at any adjournment or postponement thereof.

VOTING RECOMMENDATIONS ARE INDICATED BY HIGHLIGHTED TEXT OVER THE BOXES.

	For	Against
1. Number of Directors To set the number of Directors at nine (9).	☐	☐

2. Election of Directors

	For	Withhold		For	Withhold		For	Withhold
01. Charles E. Hopewell	☐	☐	02. Chris Karlin	☐	☐	03. Sarah Johnson	☐	☐
04. Geoffrey Guilfoy	☐	☐	05. Michelle Walker	☐	☐	06. Chad Summers	☐	☐
07. Mike Henningsen	☐	☐	08. Subriana Pierce	☐	☐	09. Ian Wendler	☐	☐

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	For	Withhold
3. Appointment of Auditors Appointment of Davidson & Company LLP, Chartered Professional Accountants as Auditors of the Company for the ensuing year and authorizing the Directors to fix their remuneration.	☐	☐

	For	Against
4. Acts and Deeds of Directors and Officers To confirm, ratify and approve all actions of the Directors and Officers carried out on behalf of the Company during the preceding year.	☐	☐
5. Advisory Vote on the Approval of Executive Compensation To approve, on an advisory basis, the compensation of the Company's Named Executive Officers.	☐	☐
6. Approval of Restricted Share Plan To approve and ratify the 2024 Restricted Share Plan adopted by the Directors on January 10, 2025, as defined and set out in the Information Circular prepared for the Annual General Meeting.	☐	☐
7. Transact Other Business To transact such further or other business as may properly come before the Meeting and any adjournment or postponement thereof.	☐	☐

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Signature of Proxyholder

I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. **If no voting instructions are indicated above, and the proxy appoints the Management Nominees, this Proxy will be voted as recommended by Management.**

Signature(s)

Date

MM / DD / YY

Interim Financial Statements – Mark this box if you would like to receive Interim Financial Statements and accompanying Management's Discussion and Analysis by mail. ☐

Annual Financial Statements – Mark this box if you would like to receive the Annual Financial Statements and accompanying Management's Discussion and Analysis by mail. ☐

If you are not mailing back your proxy, you may register online to receive the above financial report(s) by mail at www.computershare.com/mailinglist.

J C T Q 3 7 6 6 0 7 X X X X A R 1 999999999999

021RKB